                                                                EXHIBIT 10(b)(i)

$40,000,000



________________________________________________________________________________



                                LOAN AGREEMENT
                          DATED AS OF JUNE ___, 1998



                                    BETWEEN



                          AERO INTERNATIONAL, L.L.C.



                                      AND



                         AMERICAN AERO CRANES, L.L.C.



                                (THE BORROWERS)



                                      AND



                         NATIONAL CANADA FINANCE CORP.



                                  (THE AGENT)



                                      AND



                                  THE LENDERS



________________________________________________________________________________

                                 TABLE OF CONTENTS



       ARTICLE I DEFINITIONS.........................................................   1
         1.1   Definitions...........................................................   1
                      1.1.1   "Account Debtor".......................................   1
                      1.1.2   "Acquire or Acquisition"...............................   1
                      1.1.3   "Acquisition Consideration"............................   1
                      1.1.4   "Acquisition Debt".....................................   1
                      1.1.5   "Additional Borrower"..................................   1
                      1.1.6   "Additional Borrower Certificate.......................   1
                      1.1.7   "Advance"..............................................   2
                      1.1.8   "Aero".................................................   2
                      1.1.9   "Agent"................................................   2
                     1.1.10   "Agent's Office".......................................   2
                     1.1.11   "Affiliate"............................................   2
                     1.1.12   "Agreement"............................................   2
                     1.1.13   "Agreement Date".......................................   2
                     1.1.14   "American Aero"........................................   2
                     1.1.15   "Applicable Margin"....................................   2
                     1.1.16   "ASI Accounts".........................................   3
                     1.1.17   "Benefit Plan".........................................   3
                     1.1.18   "Borrower".............................................   3
                     1.1.19   "Borrowing Base".......................................   3
                     1.1.20   "Borrowing Base Certificate"...........................   3
                     1.1.21   "Borrowing Date".......................................   3
                     1.1.22   "Business Day".........................................   3
                     1.1.23   "Business Unit"........................................   3
                     1.1.24   "CAPEX Borrowing Base".................................   3
                     1.1.25   "CAPEX Credit Availability"............................   3
                     1.1.26   "CAPEX Credit Advances"................................   4
                     1.1.27   "CAPEX Hard Cost"......................................   4
                     1.1.28   "Capital Expenditures".................................   4
                     1.1.29   "Capitalized Lease"....................................   4
                     1.1.30   "Capitalized Lease Obligation".........................   4
                     1.1.31   "Code".................................................   4
                     1.1.32   "Collateral"...........................................   4
                     1.1.33   "Commitment"...........................................   4
                     1.1.34   "Consolidated..........................................   5
                     1.1.35   "Consolidated Net Worth of Aero".......................   5
                     1.1.36   "Consolidated Subsidiaries"............................   5
                     1.1.37   "Controlled Disbursement Account"......................   5
                     1.1.38   "Debt".................................................   5
                     1.1.39   "Deed of Trust"........................................   5
                     1.1.40   "Defaulting Lender"....................................   5
                     1.1.41   "Default Margin".......................................   5
                     1.1.42   "Deposit Accounts".....................................   5
                     1.1.43   "Dollar"...............................................   6
                     1.1.44   "Drawing"..............................................   6
                     1.1.45   "EBITDA"...............................................   6


                     1.1.46   "ERISA"................................................   6
                     1.1.47   "Effective Date".......................................   6
                     1.1.48   "Effective Interest Rate"..............................   6
                     1.1.49   "Eligible Equipment"...................................   6
                     1.1.50   "Eligible Inventory"...................................   6
                     1.1.51   "Eligible Receivable"..................................   7
                     1.1.52   "Eligible Real Estate".................................   7
                     1.1.53   "Environmental Laws"...................................   8
                     1.1.54   ''Equipment"...........................................   8
                     1.1.55   "Equipment Appraisal"..................................   8
                     1.1.56   "Event of Default".....................................   8
                     1.1.57   "Excluded Collateral"..................................   8
                     1.1.58   "Facilities"...........................................   8
                     1.1.59   "Financing Statements".................................   8
                     1.1.60   "Fixed Asset Availability".............................   8
                     1.1.61   "Fixed Asset Advances".................................   9
                     1.1.62   "Fixed Asset Borrowing Base"...........................   9
                     1.1.63   "GAAP".................................................   9
                     1.1.64   "General Intangibles"..................................   9
                     1.1.65   "Governmental Approvals"...............................   9
                     1.1.66   "Governmental Authority"...............................  10
                     1.1.67   "Guaranteed Obligations"...............................  10
                     1.1.68   "Guaranty", "Guaranteed" or to "Guarantee,"............  10
                     1.1.69   "Indebtedness".........................................  10
                     1.1.70   "Initial Advances".....................................  10
                     1.1.71   "Intellectual Property"................................  10
                     1.1.72   "Interest Expense".....................................  11
                     1.1.73   "Interest Rate Agreements".............................  11
                     1.1.74   "Inventory"............................................  11
                     1.1.75   "Investment"...........................................  11
                     1.1.76   "ITS"..................................................  11
                     1.1.77   "Lender"...............................................  11
                     1.1.78   "Lender Default"shall mean (i).........................  11
                     1.1.79   "Letter of Credit Bank"................................  11
                     1.1.80   "Letter of Credit Fee".................................  11
                     1.1.81   "Letter of Credit Request".............................  11
                     1.1.82   "Letters of Credit"....................................  11
                     1.1.83   "Letter of Credit Limit"...............................  12
                     1.1.84   "Letter of Credit Obligations".........................  12
                     1.1.85   "LIBOR"................................................  12
                     1.1.86   "LIBOR Applicable Margin"..............................  12
                     1.1.87   "LIBOR Interest Period"................................  12
                     1.1.88   "LIBOR Interest Rate"..................................  12
                     1.1.89   "LIBOR Term"...........................................  12
                     1.1.90   "Liabilities"..........................................  13
                     1.1.91   "Lien".................................................  13
                     1.1.92   "Loan Documents".......................................  13
                     1.1.93   "Majority Lenders".....................................  13
                     1.1.94   "Materially Adverse Effect"............................  13
                     1.1.95   "Merger"...............................................  13


                     1.1.96   "Merger Letter Agreement"..............................  13
                     1.1.97   "Mortgage".............................................  14
                     1.1.98   "Multiemployer Plan"...................................  14
                     1.1.99   "Net Income" or "Net Loss".............................  14
                    1.1.100   "Net Worth"............................................  14
                    1.1.101   "Non-Defaulting Lender"................................  14
                    1.1.102   "Note".................................................  14
                    1.1.103   "Notice of Borrowing"..................................  14
                    1.1.104   "Operating Lease"......................................  14
                    1.1.105   "Overadvance Availability".............................  14
                    1.1.106   "Overadvance Facility".................................  15
                    1.1.107   "Overadvance Advances".................................  15
                    1.1.108   "Participant"..........................................  15
                    1.1.109   "PBGC".................................................  15
                    1.1.110   "Percentage"...........................................  15
                    1.1.111   "Permitted Investments.................................  15
                    1.1.112   "Permitted Liens"......................................  15
                    1.1.113   "Permitted Purchase Money Debt"........................  16
                    1.1.114   "Person"...............................................  16
                    1.1.115   "Pledge Agreement".....................................  16
                    1.1.116   "Potential Borrower"...................................  16
                    1.1.117   "Prime Rate"...........................................  16
                    1.1.118   "Purchase Money Debt"..................................  16
                    1.1.119   "Purchase Money Lien"..................................  16
                    1.1.120   "Real Estate"..........................................  16
                    1.1.121   "Real Estate Appraisal"................................  17
                    1.1.122   "Receivables"..........................................  17
                    1.1.123   "Reference Bank".......................................  17
                    1.1.124   "Reimbursement Obligations"............................  17
                    1.1.125   "Related Company.......................................  17
                    1.1.126   "Required Lenders".....................................  17
                    1.1.127   "Restricted Distribution"..............................  17
                    1.1.128   "Restricted Payment"...................................  18
                    1.1.129   "Revolving Credit Availability''.......................  18
                    1.1.130   "Revolving Credit Advances"............................  18
                    1.1.131   "Revolving Facility"...................................  18
                    1.1.132   "Revolving Loans"......................................  14
                    1.1.133   "Schedule of Equipment"................................  18
                    1.1.134   "Schedule of Inventory"................................  18
                    1.1.135   "Schedule of Receivables"..............................  19
                    1.1.136   "Secured Obligations"..................................  19
                    1.1.137   "Security Agreement"...................................  19
                    1.1.138   "Security Documents"...................................  19
                    1.1.139   "Security Interest"....................................  19
                    1.1.140   "Senior Secured Debt"..................................  19
                    1.1.141   "Subordinated Debt"....................................  19
                    1.1.142   "Subsidiary"...........................................  19
                    1.1.143   "Taxes"................................................  20
                    1.1.144   "Termination Date".....................................  20
                    1.1.145   "Termination Event"....................................  20

                    1.1.146   "Title Company"................................................  20
                    1.1.147   "Title Policy".................................................  20
                    1.1.148   "Total Credit Facility"........................................  20
                    1.1.149   "UCC"..........................................................  20
                    1.1.150   "Unfunded Vested Accrued Benefits".............................  20
                    1.1.151   "Wholly-Owned Subsidiary"......................................  20
                    1.1.152   "WIP"..........................................................  21
              1.2   Other Referential Provisions.............................................  21
              1.3   Exhibits and Schedules...................................................  22

       ARTICLE II FACILITIES.................................................................  22
         2.1  CREDIT FACILITY NOTE...........................................................  22
              2.2   REVOLVING FACILITY.......................................................  22
                    2.2.1   Revolving Credit Advances........................................  22
                    2.2.2   Fixed Asset Advances.............................................  22
                    2.2.3   CAPEX Credit Advances............................................  23
                    2.2.4   Revolving Loan Commitments.......................................  23
                    2.2.5   Manner of Borrowing Revolving Loans..............................  23
                            2.2.5.1   Requests for Borrowing.................................  23
                            2.2.5.2   Disbursement of Revolving Loans........................  24
                    2.2.6   Repayment of Revolving Loans.....................................  24
                    2.2.7   Reductions and Increases in Availability.........................  25
                            2.2.7.1   Increase and Reduction of Fixed Asset Availability.....  25
                            2.2.7.2   Reduction of CAPEX Facility............................  25
                    2.2.8   Maximum Availability of the Revolving Facility...................  25
              2.3   Overadvance Facility.....................................................  25
                    2.3.1   Overadvance Advances.............................................  25
                    2.3.2   Manner of Borrowing Overadvance Advances.........................  26
                            2.3.2.1   Requests for Borrowing.................................  26
                            2.3.2.2   Disbursement of Advances...............................  26
                    2.3.3   Repayment of Overadvance Credit Advances.........................  26
                    2.3.4   Reduction Facility...............................................  27

    2.4     LETTER OF CREDIT FACILITY....................................................   27
            2.4.1  Amounts, Terms and Issuance of Letters of Credit......................   27
            2.4.2  Reimbursement Obligations.............................................   27
            2.4.3  Increased Cost........................................................   28
            2.4.4  Legal Restrictions on Letters of Credit...............................   29
            2.4.5  Indemnification.......................................................   29
            2.4.6  Letter of Credit Participants.........................................   30
    2.5     Extension of Facilities......................................................   31

GENERAL LOAN PROVISIONS..................................................................   32
    3.1     Interest.....................................................................   32
    3.2     Fees.........................................................................   34
            3.2.1   Unused Line Fee......................................................   34
            3.2.2   Facility Fee.........................................................   34
            3.2.3   Quarterly Audit Fee..................................................   34
            3.2.4   Letter of Credit Fee.................................................   34
            3.2.5   General..............................................................   34
    3.3     Manner of Payment............................................................   34
    3.4     Statements of Account........................................................   35
    3.5     Reduction of Revolving Facility and Termination of Agreement.................   35
            3.5.1  Reduction of Revolving Facility.......................................   35
            3.5.2  Termination of Agreement..............................................   35
    3.6     Prepayments of Advances with the LIBOR Interest Rate.........................   36
    3.7     Funding Losses...............................................................   36
    3.8     Increased Costs and Reduced Returns..........................................   36
    3.9     Unconditional and Absolute Guaranty..........................................   37
            3.9.1 Guaranty...............................................................   37
            3.9.2 No Release.............................................................   37
            3.9.3 Guarantee Absolute.....................................................   37
            3.9.4 Waivers................................................................   38
            3.9.5 Survival...............................................................   38
    3.10    Authorized Borrowed Representative...........................................   39
    3.11    Pro-Rata Borrowings..........................................................   39

 ARTICLE IV CONDITIONS PRECEDENT.........................................................   39
    4.1     Conditions Precedent to Initial Advances.....................................   39
            4.1.1  Closing Documents.....................................................   39
            4.1.2  Acquisitions..........................................................   41
            4.1.3  Preferred Interests...................................................   41
            4.1.4  Appraisals............................................................   41
            4.1.5  Environmental Report..................................................   41
            4.1.6  Title Policies........................................................   41
            4.1.7  Survey................................................................   41
            4.1.8  Insurance.............................................................   41
            4.1.9  Audit.................................................................   41
            4.1.10 No Injunctions, Etc...................................................   41
            4.1.11 Material Adverse Change...............................................   41
            4.1.12 Solvency..............................................................   42

    4.2     All Advances.................................................................   42
    4.3     Additional Borrower..........................................................   42


ARTICLE V REPRESENTATIONS AND WARRANTIES OF THE BORROWER. ................................  43
    5.1     Representations and Warranties...............................................   43
            5.1.1  Organization; Power; Qualification....................................   43
            5.1.2  Subsidiaries; Ownership of the Borrower; Shareholder Agreements.......   43
            5.1.3  Authorization of Agreement, Notes, Loan Documents and Borrowing.......   44
            5.1.4  Compliance of Agreement, Notes, Loan Documents and Borrowing with
                    Laws, Etc............................................................   44
            5.1.5  Business..............................................................   44
            5.1.6  Compliance with Law; Governmental Approvals...........................   44
            5.1.7  Titles to Properties..................................................   45
            5.1.8  Liens.................................................................   45
            5.1.9  Indebtedness and Guaranties...........................................   45
            5.1.10 Litigation............................................................   45
            5.1.11 Tax Returns and Payments..............................................   45
            5.1.12 Burdensome Provisions.................................................   46
            5.1.13 Financial Statements..................................................   46
            5.1.14 Adverse Change........................................................   46
            5.1.15 ERISA.................................................................   46
            5.1.16 Absence of Defaults...................................................   46
            5.1.17 Accuracy and Completeness of Information..............................   47
            5.1.18 Solvency..............................................................   47
            5.1.19 Status of Receivables.................................................   47
            5.1.20 Chief Executive Office................................................   47
            5.1.21 Equipment.............................................................   47
            5.1.22 Real Property.........................................................   47
            5.1.23 Corporate and Fictitious Names: Trade Names...........................   47
            5.1.24 Federal Regulations...................................................   47
            5.1.25 Investment Company Act................................................   48
            5.1.26 Employee Relations....................................................   48
            5.1.27 Intellectual Property.................................................   48
            5.1.28 Bank Accounts, Lockboxes, Etc.........................................   48
    5.2     Survival of Representations and Warranties, Etc..............................   48

ARTICLE VI  COLLATERAL COVENANTS.........................................................   48
    6.1     Verification and Notification................................................   48
    6.2     Disputes, Returns and Adjustments............................................   49
    6.3     Invoices.....................................................................   49
    6.4     Delivery of Instruments......................................................   49
    6.5     Ownership and Defense of Title...............................................   49
    6.6     Insurance....................................................................   50
    6.7     Location of Offices and Collateral...........................................   50
    6.8     Records Relating to Collateral...............................................   50
    6.9     Inspection...................................................................   50
    6.10    Maintenance of Equipment.....................................................   50
    6.11    Information and Reports......................................................   51
            6.11.1   Schedule of Receivables.............................................   51
            6.11.2   Schedule of Inventory...............................................   51
            6.11.3   Schedule of Equipment...............................................   51
            6.11.4   Borrowing Base Certificate..........................................   51


            6.11.5   Notice of Diminution of Value.......................................   51
            6.11.6   Certification.......................................................   51
            6.11.7   Other Information...................................................   51
    6.12    Power of Attorney............................................................   52

ARTICLE VII AFFIRMATIVE COVENANTS........................................................   52
    7.1     Preservation of Entity Existence and Similar Matters.........................   52
    7.2     Compliance with Applicable Law...............................................   52
    7.3     Conduct of Business..........................................................   52
    7.4     Payment of Taxes and Claims..................................................   52
    7.5     Accounting Methods and Financial Records.....................................   52
    7.6     Use of Proceeds.  N..........................................................   52
    7.7     Subordinated Debt............................................................   53
    7.8     Accuracy of Information......................................................   53

ARTICLE VIII INFORMATION.................................................................   53
    8.1     Financial Statements.........................................................   53
            8.1.1    Audited Year-End Statements.........................................   53
            8.1.2    Monthly Financial Statements........................................   53
            8.1.3    Annual Budget.......................................................   54
            8.1.4    Acquisitions........................................................   54
    8.2     Accountants' Certificate.....................................................   54
    8.3     Officer's Certificate........................................................   54
    8.4     Copies of Other Reports......................................................   54
    8.5     Notice of Litigation and Other Matters.......................................   55
    8.6     ERISA........................................................................   56

 ARTICLE IX NEGATIVE COVENANTS...........................................................   56
    9.1     Financial Ratios.............................................................   56
            9.1.1    Minimum Interest Charge Coverage....................................   56
            9.1.2    Minimum Capital.....................................................   56
            9.1.3    Quarterly Net Loss..................................................   56
    9.2     Debt.........................................................................   57
    9.3     Guaranties...................................................................   57
    9.4     Investments..................................................................   57
    9.5     Acquisitions.................................................................   57
    9.6     Restricted Distributions and Payments........................................   57
    9.7     Merger, Consolidation and Sale of Assets.....................................   57
    9.8     Transactions with Affiliates.................................................   57
    9.9     Liens........................................................................   57
    9.10    Operating Leases.............................................................   57
    9.11    Benefit Plans................................................................   57
    9.12    Sales and Leasebacks.........................................................   57
    9.13    Amendments of Other Agreements...............................................   57

 ARTICLE X  DEFAULT......................................................................   58
    10.1    Events of Default............................................................   58
            10.1.1  Default in Payment of Advances.......................................   58
            10.1.2  Other Payment Default................................................   58
            10.1.3  Misrepresentation....................................................   58


            10.1.4  Defaulting Performance...............................................   58
            10.1.5  Debt Cross-Default...................................................   58
            10.1.6  Other Cross-Defaults.................................................   58
            10.1.7  Voluntary Bankruptcy Proceeding......................................   58
            10.1.8  Involuntary Bankruptcy Proceeding....................................   59
            10.1.9  Loan Documents.......................................................   59
            10.1.10 Failure of Agreements................................................   59
            10.1.11 Judgment.............................................................   59
            10.1.12 Attachment...........................................................   60
            10.1.13 ERISA................................................................   60
            10.1.14 Qualified Audits.....................................................   60
            10.1.15 Material Adverse Effect..............................................   60
            10.1.16 Change of Control....................................................   60
            10.1.17 Change of Management.................................................   60
    10.2    Remedies.....................................................................   61
            10.2.1  Automatic Acceleration and Termination of Facilities.................   61
            10.2.2  Other Remedies.......................................................   61
    10.3    Application of Proceeds......................................................   63
            10.3.1  First: ..............................................................   63
            10.3.2  Second: .............................................................   63
            10.3.3  Third:  .............................................................   63
    10.4    Power of Attorney............................................................   63
    10.5    Miscellaneous Provisions Concerning Remedies.................................   63
            10.5.1  Rights Cumulative....................................................   63
            10.5.2  Waiver of Marshaling.................................................   63
            10.5.3  Limitation of Liability..............................................   63
            10.5.4  Appointment of Receiver..............................................   64
    10.6    Dividends; Redemption........................................................   64
    10.7    Performance in Lenders.......................................................   64
    10.8    Trademark License............................................................   64

ARTICLE XI  MERGER WITH INTERNATIONAL TOOL & SUPPLY, PLC.................................   64
    11.1    Merger with ITS..............................................................   64
            11.1.1  Formation of Aero International, Inc.................................   64
            11.1.2  ITS Subsidiaries.....................................................   65
            11.1.3  Definitive Agreement.................................................   65
            11.1.4  Updated Borrowing Base Certificate...................................   65
    11.2    Obligations..................................................................   65
            11.2.1  Obligations of Borrowers.............................................   65
            11.2.2  Obligations of Lenders...............................................   66
    11.3    Termination of Certain Availability..........................................   66
    11.4    Debt and Equity Offerings....................................................   66

ARTICLE XII AGENT........................................................................   66
    12.1    Appointment..................................................................   66
    12.2    Consultation with Counsel....................................................   66
    12.3    Delegation of Duties.........................................................   67
    12.4    Exculpatory Provisions.......................................................   67
    12.5    Reliance by Agent............................................................   67
    12.6    Notice of Default............................................................   67

    12.7    Non-Reliance on Agent, and other Lenders..............................   68
    12.8    Indemnification.......................................................   68
    12.9    Agent in its Individual Capacity......................................   68
    12.10   Resignation of the Agent; Successor Agent.............................   69
    12.11   Certain Action Requiring Consent of Majority Banks....................   69
    12.12   Benefit of Article XII................................................   69

MISCELLANEOUS.....................................................................   69
    13.1    Notices...............................................................   69
            13.1.1  Method of Communication.......................................   69
            13.1.2  Addresses for Notices.........................................   69
            13.1.3  Agent's Office................................................   70
    13.2    Expenses..............................................................   70
    13.3    Stamp and Other Taxes.................................................   71
    13.4    Setoff................................................................   71
    13.5    Litigation............................................................   72
    13.6    Waiver of Rights......................................................   72
    13.7    Reversal of Payments..................................................   73
    13.8    Injunctive Relief.....................................................   73
    13.9    Accounting Matters....................................................   73
    13.10   Assignment; Participation.............................................   73
    13.11   Amendments............................................................   73
    13.12   Performance of Borrowers' Duties......................................   74
    13.13   Indemnification.......................................................   74
    13.14   All Powers Coupled with Interest......................................   74
    13.15   Survival..............................................................   74
    13.16   Severability of Provisions............................................   74
    13.17   Governing Law.........................................................   74
    13.18   Counterparts..........................................................   75
    13.19   Reproduction of Documents.............................................   75

ARTICLE XIV NAME CHANGE...........................................................   75

                                LOAN AGREEMENT

                          Dated as of June ___, 1998

          THIS LOAN AGREEMENT is entered into by and among AERO INTERNATIONAL, L.L.C., a Louisiana limited liability company, AMERICAN AERO CRANES, L.L.C., a Louisiana limited liability company, and the financial institutions listed on the signature pages of this Agreement under the heading "Lenders", and NATIONAL CANADA FINANCE CORP., a Delaware corporation, as Agent for the Lenders, to the extent and in the manner provided in ARTICLE XII below.

                            PRELIMINARY STATEMENT:

          Aero International, L.L.C. has requested the Lenders (as hereinafter defined) provide financing to it and certain of its subsidiaries and the Lenders (as hereinafter defined) have agreed to provide such financing on the terms and conditions hereinafter set forth. Aero International, L.L.C. and the other "Borrowers" now or hereafter party hereto acknowledge that the Borrowers have sought such financing based on a credit of the consolidated group, the businesses of which are interrelated, and that each member of such consolidated group will derive substantial benefit from such extension of credit.

                                   ARTICLE I
                                  DEFINITIONS

1.1  Definitions. For the purpose of this Agreement:

     1.1.1 "Account Debtor" means a Person who is obligated on a Receivable.

     1.1.2 "Acquire or Acquisition" as applied to any Business Unit or Investment means the acquisition of such Business Unit or Investment by purchase, exchange, issuance of securities, or by merger, reorganization or any other method.

     1.1.3 "Acquisition Consideration" means, with respect to any Acquisition by Aero of any Business Unit, the sum of the total amount of cash paid to or for the account of the seller of such Business Unit, PLUS the principal amount of Indebtedness issued to such seller, PLUS the principal amount of any Indebtedness and other Liabilities of such seller assumed by Aero, PLUS the fair value of any shares of capital stock or other non-cash consideration transferred to such seller in payment of any part of the purchase price of such Business Unit.

     1.1.4 "Acquisition Debt" means Acquisition Consideration consisting of unsecured Indebtedness for Money Borrowed (other than Loans hereunder) incurred or assumed by Aero in connection with any Acquisition permitted pursuant to this Agreement.

     1.1.5 "Additional Borrower" means a Person that becomes a party to this Agreement as a "Borrower" pursuant to SECTION 4.3.

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     1.1.6  "Additional Borrower Certificate" means a certificate of a Potential
Borrower and the Borrowers in the form of EXHIBIT 1.1.6.

     1.1.7 "Advance" means the disbursement by Lenders of a sum or sums loaned to a Borrower, including any of the Revolving Credit Advances, the Fixed Asset Advances, the Overadvance Advances and the CAPEX Advances, as well as all such advances collectively, together with the Letter of Credit Obligations.

     1.1.8 "Aero" means Aero International, L.L.C., a Louisiana limited liability company and its successors and assigns. Upon completion of the merger contemplated by ARTICLE XI, Aero shall thereafter mean Aero International, Inc., a Delaware corporation.

     1.1.9 "Agent" shall mean National Canada Finance Corp., as Agent, and any successor to the Agent pursuant to SECTION 12.2.9.

     1.1.10 "Agent's Office" shall mean the office of Agent specified or determined in accordance with the provisions of SECTION 13.1.3.

     1.1.11 "Affiliate" means, with respect to a Person, (a) any officer, director, member, employee or managing agent of such Person, (b) any spouse, parents, brothers, sisters, children and grandchildren of such Person, (c) any association, partnership, trust, entity or enterprise in which such Person is a director, officer, member or general partner, (d) any other Person that, (i) directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or other interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or other interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other interests, by contract or otherwise.

     1.1.12 "Agreement" means this Loan Agreement, including the Exhibits and Schedules hereto, and all amendments, modifications and supplements hereto and thereto and restatements hereof and thereof.

     1.1.13 "Agreement Date" means the date as of which this Agreement is dated.

     1.1.14 "American Aero" means American Aero Cranes, L.L.C., a Louisiana limited liability company.

     1.1.15 "Applicable Margin" prior to the consummation of the Merger, the Applicable Margin is in accordance with the table below:

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     Margin is in accordance with the table below:

Senior Secured Debt/EBITDA            Applicable Margin
--------------------------            -----------------
greater than 3.0                            0.75%
3.0 or less                                 0.05%

     Upon the consummation of the Merger, the applicable margin shall be in accordance with the table below:

Senior Secured Debt/EBITDA            Applicable Margin
--------------------------            -----------------
greater than 3.00                           0.25%
3.00 or less                                0.00%

     1.1.16 "ASI Accounts" means Receivables due to a Borrower with respect to which the Account Debtor has agreed in writing that such Borrower will invoice goods giving rise to such Receivable upon completion and hold such goods rendering receipt of shipping instructions, such agreement to be substantially in the form attached as EXHIBIT 1.1.16 and a copy thereof delivered to Agent prior to being considered an ASI Account.

     1.1.17 "Benefit Plan" means an employee benefit plan as defined in Section 3(35) of ERISA (other than a Multiemployer Plan) in respect of which a Person or any Related Company is, or within the immediately preceding 6 years was, an "employer" as defined in Section 3(5) of ERISA, including such plans as may be established after the Agreement Date.

     1.1.18 "Borrower" means Aero and American Aero, and any Additional Borrower, and "Borrowers" means all of the foregoing.

     1.1.19 "Borrowing Base" means at any time an amount equal to the sum of (a) 85% (or such lesser percentage as the Required Lenders may in their sole and absolute discretion determine from time to time) of the face value of Eligible Receivables due and owing at such time, (b) 50% (or such lesser percentage as the Required Lenders may in their sole and absolute discretion determine from time to time) of the value of Eligible Inventory, (c) except as provided in the following CLAUSE (D) 25% (or such lesser percentage as the Required Lenders may in its sole and absolute discretion determine from time to time) of non parts WIP, (d) 85% (or such lesser percentage as Required Lenders may in their sole and absolute discretion determine from time to time) of WIP subject to a United States government guaranty, in a form and amount acceptable to Required Lenders in their sole and absolute discretion, or (e) such other matters acceptable to Lenders in their sole and absolute discretion.

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     1.1.20 "Borrowing Base Certificate" means a certificate in the form of
EXHIBIT 1.1.20 attached hereto, showing the Borrowing Base, the Fixed Asset Borrowing Base and the CAPEX Borrowing Base or such other form as may be acceptable to the Lender in its discretion.

     1.1.21 "Borrowing Date" shall have the meaning set forth in SECTION
2.2.4.1.

     1.1.22 "Business Day" means any day other than a Saturday, Sunday or other day on which banks in the city in which the Agent's Office is located are authorized to close.

     1.1.23 "Business Unit" means the assets constituting the business, or a division or operating unit thereof, of any Person.


     1.1.24 "CAPEX Borrowing Base" means at any time a sum equal to 90% (or such lesser percentage as Required Lenders may in their sole and absolute discretion determine) of the CAPEX Hard Costs.

     1.1.25 "CAPEX Credit Availability" means as of the date of determination, the aggregate principal amount of the CAPEX Credit Advances available to be borrowed by the Borrowers hereunder at the time of determination in accordance with SECTION 2.2.3, which shall be equal to the remainder derived by subtracting the aggregate principal amount of the CAPEX Credit Advances outstanding on such date from an amount equal to the lesser of: (i) the Total Credit Facility, MINUS, the total principal amount outstanding, at the date of determination, under the Revolving Credit Advances, the Fixed Asset Advances, the Overadvance Advances and the Letter of Credit Obligations; or (ii) the CAPEX Borrowing Base.

     1.1.26 "CAPEX Credit Advances" means advances made to the Borrowers pursuant to SECTION 2.2.3. Each advance made pursuant to a request under SECTION
2.2.5 shall be a "CAPEX Credit Advance" and all such advances shall be the "CAPEX Credit Advances".

     1.1.27 "CAPEX Hard Cost" means, as to each Capital Expenditure, mean the total actual cost as shown on the depreciation schedule attached to the Borrowing Base Certificate, MINUS, any administrative, overhead and any other soft costs contained the depreciation schedule.

     1.1.28 "Capital Expenditures" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets (other than assets which constitute a Business Unit) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

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     1.1.29 "Capitalized Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

     1.1.30 "Capitalized Lease Obligation" means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

     1.1.31 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     1.1.32 "Collateral" means and includes all of the Borrowers' right, title and interest in and to all its property; whether incorporeal, corporeal, tangible or intangible, movable or immovable, real or personal whenever located and whether now or hereinafter existing or now owned or hereinafter acquired, including without limitation, Receivables, Equipment, Inventory, Deposit Accounts, General Intangibles and Real Estate other than Equipment and Inventory located outside of the U.S. or Receivables not included in the Borrowing Base; provided, however, that Inventory, Equipment and Receivables located or deemed to be located outside of the United States may be included as "Collateral" if Borrowers provide a legal opinion in a form reasonably acceptable to Agent, by counsel, reasonably acceptable to Agent, qualified to practice law in the jurisdiction where such "Collateral" is located or deemed to be located.

     1.1.33 "Commitment" shall mean with respect to a Lender, the amount set forth by such Lender's name in SCHEDULE 1 directly below the column entitled "Commitment" as the same may be reduced from time to time pursuant to SECTION 3.5.5.1.

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     1.1.34 "Consolidated" means, when used with reference to any financial account, the sum of such accounts of Aero and its Consolidated Subsidiaries, as consolidated after elimination of intercompany items and, if used with reference to Net Income or Net Worth, after appropriate deductions for any minority interests in any Subsidiaries, all in accordance with GAAP.

     1.1.35 "Consolidated Net Worth of Aero" means the Net Worth of Aero and its Consolidated Subsidiaries after appropriate reductions for any minority interests in any Subsidiaries in accordance with GAAP, adjusted on a quarterly basis.

     1.1.36 "Consolidated Subsidiaries" means, as to Aero, American Aero and any other Subsidiary of Aero whose accounts are, at the time in question, consolidated in accordance with GAAP with those of Aero, PROVIDED, THAT, as to any Subsidiary other than American Aero, such consolidation shall be subject to the prior consent of the Required Lenders, which consent shall be conditioned upon the execution and delivery of guaranties, security agreements, amendments to this Agreement or such other agreements or documents as the Required Lenders may specify.

     1.1.37 "Controlled Disbursement Account" means the account maintained by and in the name of the Borrowers with the Agent for the purpose of disbursing Revolving Loan proceeds and amounts credited thereto pursuant to SECTIONS 2.2.4.2.

     1.1.38 "Debt" means (a) Indebtedness for money borrowed, (b) Indebtedness, whether or not in any such case the same was for money borrowed, (i) represented by notes payable, drafts accepted and payment made on behalf of such Person under letters of credit and similar instruments, that represent extensions of credit, (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or (iii) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for property (other than trade credit that is incurred in the ordinary course of business), (c) Indebtedness that constitutes a Capitalized Lease Obligation, (d) Indebtedness under Interest Rate Agreements, and (e) Indebtedness that is such by virtue of CLAUSE (G) of the definition thereof, but only to the extent that the obligations Guaranteed are obligations that would constitute Debt.

     1.1.39 "Deed of Trust" means deeds of trust executed by a Borrower covering Real Estate located in Texas securing the Secured Obligations in favor of Agent, as Agent for the Lenders, acceptable to Lenders in their sole discretion substantially in the form attached as EXHIBIT 1.1.39 with all blanks appropriately filled.

     1.1.40 "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

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     1.1.41 "Default Margin" means 3.0%.

     1.1.42 "Deposit Accounts" means any demand, time passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization other than an account evidenced by a certificate of deposit that is an instrument under the UCC.

     1.1.43 "Dollar" and "$" means freely transferable United States dollars.

     1.1.44 "Drawing" means with respect to any Letter of Credit, a drawing made by the beneficiary of such Letter of Credit.

     1.1.45 "EBITDA" means for any period (i) the income (or deficit) of Aero and its Consolidated Subsidiaries before provision for Taxes for such period (excluding to the extent not already deducted income attributable to minority interests in Subsidiaries for such period), PLUS (ii) Interest Expense for such period, PLUS (iii) all amounts in respect of depreciation and amortization for such period.

     1.1.46 "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time, and any successor statute.

     1.1.47 "Effective Date" means the later of (a) the Agreement Date, and (b) the first date on which all of the conditions set forth in SECTION 4.1 shall have been fulfilled or waived by the Agent.

     1.1.48 "Effective Interest Rate" means the rate of interest per annum on the Advances in effect from time to time pursuant to the provisions of SECTION 3.1.1, 3.1.2, 3.1.3 AND 3.1.4.

     1.1.49 "Eligible Equipment" means Equipment which meets the following requirements: (a) it is in good and workable condition, ordinary wear and tear excepted; (b) no portion of the purchase price thereof remains unpaid, as established by documentation satisfactory to Agent; (c) it is not subject to any Lien other than Permitted Liens, except Purchase Money Liens shall not be permitted; (d) it complies with Borrowers' specifications and has been delivered to and accepted by Borrowers; (e) there exists no dispute with respect thereto between Borrowers and the manufacturers or supplier thereof, including but not limited to warranty or other claims; (f) it is not Equipment which in any way fails to meet or violates any warranty representation or covenant contained in this Agreement or the other Loan Documents relating directly or indirectly to Borrowers' Equipment; (g) Agent has not determined in its sole and absolute discretion that it is not acceptable due to age, type, condition or quality; and
(h) it is included in an Equipment Appraisal. Equipment which at any time is Eligible Equipment, but which subsequently fails to meet any of the foregoing

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requirements shall cease forthwith to be Eligible Equipment. Inclusion of any
Equipment that does not meet the requirements of (a) through (h) shall require the consent of the Required Lenders.

     1.1.50 "Eligible Inventory" means Inventory of a Borrower except: (a) Inventory which is not owned by Borrower free and clear of all security interests, liens, encumbrances and claims of third parties; (b) Inventory which Agent, in its sole discretion deems obsolete, unsalable, damaged, defective, or unfit for further processing; (c) WIP, components which are not finished goods, spare parts, packaging and shipping materials, or supplies used and consumed in Borrowers' business; (d) Inventory not insured pursuant to the terms hereof or the Security Documents; (d) Inventory which was not produced in accordance with the Fair Labor Standards Act of 1938, as amended; (f) Inventory purchased or held on consignment with a value in excess of $250,000 in the aggregate; and (g) any Inventory located outside the United States of America unless otherwise approved in writing by the Required Lenders. No inventory in the possession of any Borrower which constitutes an ASI Account shall be deemed Eligible Inventory, regardless of whether title to such Inventory has passed.

     1.1.51 "Eligible Receivable" means a Receivable of a Borrower that consists of the unpaid portion of the obligation stated on the invoice issued to an Account Debtor with respect to services performed for such Account Debtor in the ordinary course of business, net of any credits or rebates owed by such Borrower to the Account Debtor and that the Required Lenders, in their absolute discretion, determines to be eligible for inclusion in the Borrowing Base. Unless otherwise approved in writing by the Required Lenders, no Receivable shall be deemed an Eligible Receivable unless it meets all of the following requirements or is secured by a Letter of Credit in a form and amount acceptable to Agent, in its sole absolute discretion: (a) such Receivable is owed by a Borrower and represents a complete BONA FIDE transaction which requires no further act under any circumstances on the part of such Borrower to make such Receivable payable by the Account Debtor; (b) such Receivable is not unpaid more than 120 days after the date of the original invoice; (c) such Receivable does not arise out of any transaction with any Subsidiary, creditor, lessor or supplier of such Borrower; (d) such Receivable is not owing by an Account Debtor more than 25% of whose then-existing accounts owing to the Borrowers do not meet the requirements set forth in clause (b) above; (e) the Account Debtor with respect to such Receivable is not located in a state which imposes conditions on the enforceability of Receivables with which such Borrower has not complied; (f) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any applicable law now or hereafter existing similar in effect thereto, as determined in the sole discretion of the Agent, or to any provision prohibiting its assignment or requiring notice of or consent to such assignment; (g) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Agent's sole judgment, have a Materially Adverse Effect on such Account Debtor;
(h) such Receivable is not owing by

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an Account Debtor or a group of affiliated Account Debtors whose then-existing accounts owing to such Borrower exceed in face amount 40% of such Borrower's total Eligible Receivables; (i) such Receivable is evidenced by an invoice or other documentation in form acceptable to the Agent containing only terms normally offered by such Borrower; (j) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent (and no facts exist which are the basis for any future), offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor; (k) such Receivable is not evidenced by chattel paper or an instrument of any kind; (l) such Receivable does not arise out of service charges by such Borrower or other fees for the time value of money; (m) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than a Permitted Lien; (n) such Receivable does not arise out of a transaction with an Affiliate; (o) the goods giving rise to such Receivable have not been delivered or accepted by the Account Debtor or the Receivable does not represent a final sale (other than the ASI Accounts); and (p) for receivables that are located or deemed to be located outside the United States such Receivable is owed an Account Debtor which is a publicly traded foreign oil company with a principal business office in the United States or the Account Debtor is Handal Engineering or Timro. Inclusion of any Receivable that does not meet the requirements of (a) through (p) above shall require the consent of the Required Lenders.

     1.1.52 "Eligible Real Estate" means Real Estate in which a Borrower has good, indefeasible and merchantable fee title free and clear of all Liens without any violation or potential violation of Environmental Laws, all in a manner acceptable to Agent in its sole and absolute discretion and, for Real Estate with a value in excess of $500,000, for which Borrowers have provided Agent with a Real Estate Appraisal acceptable to Agent in its sole and absolute discretion. PROVIDED, THAT, for any Real Estate meeting the foregoing requirements, Agent shall have the right to include Real Estate as Eligible Real Estate. Inclusion of any Real Estate that does not meet the foregoing requirements shall require the consent of the Required Lenders.

     1.1.53 "Environmental Laws" means all federal, state, local and foreign laws now or hereafter in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water or land) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport or handling of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder.

     1.1.54 "Equipment" means (i) all machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, fixtures and other tangible personal property (other

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than inventory) of every kind and description, including, without limitation, any and all poles, posts, cross-arms, conduits, ducts, lines (whether underground or overhead or otherwise), wires, cables, exchanges, switches (including, without limitation, host switches and remote switches), testboards and paystations, (ii) all tangible personal property (other than inventory) and fixtures used in the Borrowers' business operations or owned by the Borrowers or in which the Borrowers have an interest, (iii) all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor, and (iv) all other Equipment as defined in the UCC.


     1.1.55 "Equipment Appraisal" shall mean an appraisal of the Equipment obtained by the Agent, at Borrower's expense, indicating the orderly liquidation value of the Equipment acceptable to the Agent, in its sole discretion.

     1.1.56 "Event of Default" means any of the events specified in
SECTION 10.1.

     1.1.57 "Excluded Collateral" means any Collateral located or deemed to be located outside the United States of America.

     1.1.58 "Facilities" means collectively and interchangeably, the Revolving Facility, the Overadvance Facility and the Letter of Credit Facility.

     1.1.59 "Financing Statements" means the Uniform Commercial Code financing statements executed and delivered by each Borrower to the Agent, naming the Agent as secured party and such Borrower as debtor, in connection with this Agreement and the Security Documents.

     1.1.60 "Fixed Asset Availability" means as the date of determination the aggregate principal amount of the Fixed Asset Advances available to be borrowed by the Borrowers hereunder at the time of determination in accordance with
SECTION 2.2.2, which shall be equal to the remainder derived by subtracting the aggregate principal amount of the Fixed Asset Advances outstanding on such date from an amount equal to the lesser of: (i) the Total Credit Facility, MINUS, the total principal amount outstanding as of the date of determination under the Revolving Credit Advances, the CAPEX Credit Advances, the Overadvance Advances, and the Letter of Credit Obligations; or (ii) the Fixed Asset Borrowing Base.

     1.1.61 "Fixed Asset Advances" means advances made to the Borrowers pursuant to SECTION 2.2.2. Each advance made pursuant to request under SECTION 2.2.5 based on the Fixed Asset Borrowing Base shall be a "Fixed Asset Advance" and all such advances shall be the "Fixed Asset Advances."

     1.1.62 "Fixed Asset Borrowing Base" means at any time an amount equal to 80% (or such lesser percentage as the Required Lenders may in their sole and absolute discretion

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determine from time to time) of the sum of (i) the appraised orderly liquidation value of the Eligible Equipment according to the Equipment Appraisal, and (ii) the appraised value of the Eligible Real Estate according to the Real Estate Appraisals.

     1.1.63 "GAAP" means those generally accepted accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through the appropriate committees thereof and which are consistently applied for all periods after the date hereof so as to properly reflect the financial condition, and the results of operations and changes in financial position, of Aero and its Consolidated Subsidiaries, except that any accounting principle or practice required to be changed by the Accounting Principles Board or Financial Accounting Standards Board (or other appropriate board or committee of such Boards) in order to continue as a generally accepted accounting principle or practice may so be changed. In the event of a change in GAAP, Lenders and Borrowers will thereafter negotiate in good faith to revise the covenants of this Agreement affected thereby in order to make such covenants consistent with GAAP then in effect.

     1.1.64 "General Intangibles" all general intangibles, chooses in action and causes of action and all other intangible personal property of every kind and nature (other than Receivables), including, without limitation, Intellectual Property, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, permits, franchises, privileges, permissions and grants (other than any such registrations, licenses, permits, franchises, privileges, permissions or grants which would by their terms or pursuant to applicable law become void or voidable if a security interest therein were granted, or the granting of a security interest in which would constitute a default under the terms thereof or in which a security interest cannot be granted without the consent of other parties whose consent has not been obtained), tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any Benefit Plan, Multiemployer Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, the beneficiary's interest in proceeds of insurance covering the lives of key employees and any letter of credit, guarantee, claims, security interest or other security for the payment by an Account Debtor of any of the Receivables.

     1.1.65 "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local, foreign national or provincial, and all agencies thereof.

     1.1.66 "Governmental Authority" means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

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     1.1.67 "Guaranteed Obligations" shall have the meaning set forth in
SECTION 3.9.1.

     1.1.68 "Guaranty", "Guaranteed" or to "Guarantee," as applied to any obligation of another Person, shall mean and include (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and, (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation or to assure the owner of such obligation against loss, (iii) the supplying of funds to, or in any other manner investing in, the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a guaranty of any obligation or indemnifying or holding harmless (outside the ordinary course of business), in any way, such Person against any part or all of such obligation.

     1.1.69 "Indebtedness" of any Person means, without duplication, (a) Liabilities, (b) all obligations for money borrowed or for the deferred purchase price of property or services or in respect of drafts accepted or reimbursement obligations under letters of credit, (c) all obligations represented by bonds, debentures, notes and accepted drafts and similar instruments that represent extensions of credit, (d) Capitalized Lease Obligations, (e) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person, (f) all obligations under Interest Rate Agreements, (g) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person (other than indemnities granted in the ordinary course of business), and (h) in the case of the Borrower (without duplication) the Loans.

     1.1.70 "Initial Advances" means the Advances to the Borrowers on the Effective Date pursuant to the letter referred to in SECTION 4.1.1.12.

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     1.1.71 "Intellectual Property" means, as to any Person, all of such
Person's then owned existing and future acquired or arising patents, patent rights, copyrights, works which are the subject of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations and continuations-in-part of any of the foregoing and all rights to sue for past, present and future infringements of any of the foregoing.

     1.1.72 "Interest Expense" means any interest in any Debt paid or accrued as on financial statements provided under SECTIONS 5.1.13 AND 8.1 prepared in accordance with GAAP.

     1.1.73 "Interest Rate Agreements" means an interest rate swap, cap or collar agreement or similar arrangement between any Person and a financial institution providing for the transfer or mitigation of interest rate risks either generally or under specific contingencies.

     1.1.74 "Inventory" means all of Borrowers' raw materials, WIP, finished goods, merchandise, parts and supplies, of every kind and description, and goods held for sale or lease or furnished under contracts of service in which Borrowers now has or hereafter acquires a right, whether held by Borrowers or others, and all documents of title, merchandise receipts, bills of lading, and all other documents of every type covering all or any part of the foregoing. Inventory includes inventory temporarily out of Borrowers' custody or possession and all returns on Receivables.

     1.1.75 "Investment" means, with respect to any Person: (a) the direct or indirect purchase or acquisition of any beneficial interest in, any share of capital stock of, evidence of Indebtedness of or other security issued by any other Person, (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses, (c) any Guaranty of the obligations of any other Person, (d) any other investment in any other Person, or (e) any commitment or option to take any of the actions described in CLAUSES
(A) THROUGH (D) above.

     1.1.76 "ITS" shall mean International Tool & Supply PLC, an English company.

     1.1.77 "Lender" means any one of National Canada Finance Corp. or the Persons listed on the signature pages under the heading Lenders and listed on
SCHEDULE 1 hereto, and "Lenders" shall mean all such Persons.

     1.1.78 "Lender Default"shall mean (i) the refusal (which has not been retracted) of a Lender to make available its portion of any Loan or to fund its portion of any unreimubursed payment under SECTION 2.4.6, or (ii) a Lender having notified the Agent

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and/or the Borrowers that it does not intend to comply with its obligations to fund its designated percentage of any Advance under SECTIONS 2.2.5.2 OR 2.4.6.3.

     1.1.79 "Letter of Credit Bank" shall mean National Bank of Canada.

     1.1.80 "Letter of Credit Fee" shall have the meaning set forth in
SECTION 3.2.5.

     1.1.81 "Letter of Credit Request" shall have the meaning set forth in
SECTION 2.4.1.2.

     1.1.82 "Letters of Credit" mean any and all standing or commercial letters of credit issued by the Letter of Credit Bank for the account of Borrowers (or any of them pursuant to SECTION 2.4.1 hereof, and any extension, renewals, modifications or substitutions thereof or therefor which may be in effect from time to time.

     1.1.83 "Letter of Credit Limit" means as of the date of determination the Total Credit Facility, MINUS the greater of (i) the principal amount outstanding as of the date of determination under the Revolving Credit Advances, the Fixed Asset Advances, the CAPEX Credit Advances and the Overadvance Advances or (ii) the sum of the Borrowing Base, the Fixed Asset Borrowing Base and the CAPEX Borrowing Base.

     1.1.84 "Letter of Credit Obligations" means in respect to any Letter of Credit and as of any date, the maximum amount then available to be drawn under such Letter of Credit, PLUS the aggregate principal amount of all Reimbursement Obligations then outstanding in respect thereof.

     1.1.85 "LIBOR" means Reference Bank's established per annum rates based on London Interbank Offered Rates as publically announced by Reference Bank in its principal office for any given Business Day. This rate shall be decreased, as the case may be, by an amount equal to any increase or decrease in LIBOR, with such adjustments to be effective as of the opening of business on the next Business day that any such change in LIBOR becomes effective. LIBOR in effect on the Effective Date shall be LIBOR in effect as of the opening of business on the Effective Date; PROVIDED, THAT, if the Effective Date is a date which is not a Business Day, LIBOR in effect on the Effective Date shall be LIBOR as of the opening of business on the last Business Day immediately preceding the Effective Date. LIBOR is a reference used by the Reference Bank in determining interest rates on certain loans and is not intended to be the lowest rate of interest charges on any extension of credit to any debtor.

     1.1.86 "LIBOR Applicable Margin" prior to the consummation of the Merger, means a determination based on the following:

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------------------------------------------------------------------------------
  Senior Secured Debt/EBITDA                 LIBOR Applicable Margin
------------------------------------------------------------------------------
greater than 3.00                                      2.50%
------------------------------------------------------------------------------
between 3.00 to 2.50                                   2.25%
------------------------------------------------------------------------------
between 2.50 to 1.50                                   2.00%
------------------------------------------------------------------------------
less than 1.50                                         1.75%
------------------------------------------------------------------------------

     After the consummation of the Merger, LIBOR Applicable Margin means a determination in accordance with the table below:


------------------------------------------------------------------------------
  Senior Secured Debt/EBITDA                 LIBOR Applicable Margin
------------------------------------------------------------------------------
greater than 3.00                                      2.00%
------------------------------------------------------------------------------
between 3.00 to 2.50                                   1.75%
------------------------------------------------------------------------------
between 2.50 to 1.50                                   1.50%
------------------------------------------------------------------------------
less than 1.50                                         1.25%
------------------------------------------------------------------------------

     1.1.87 "LIBOR Interest Period" means a period of time commencing on the date specified in the Notice of Borrowing selecting the LIBOR Interest Rate pursuant to SECTION 3.1.2 and ending on the opening of business at the expiration of the LIBOR Term elected by Borrowers in the Notice of Borrowing pursuant to SECTION 3.1.2.

     1.1.88 "LIBOR Interest Rate" shall have the meaning set forth in
SECTION 3.1.1.

     1.1.89 "LIBOR Term" means the term allowed by Reference Bank to be used in for loans with LIBOR Interest Rates. Currently, Reference Bank allows one (1) month, two (2) month, three (3) month, six (6) month, nine (9) month or twelve
(12) month LIBOR Terms.

     1.1.90 "Liabilities" means all liabilities of a Person determined in accordance with GAAP and includable on a balance sheet of such Person prepared in accordance with GAAP.

     1.1.91 "Lien" as applied to the property of any Person means: (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, assignment, collateral assignments, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of

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any property of such Person or upon the income or profits therefrom, (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person,
(c) any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws) or otherwise be given any priority whatsoever over general unsecured creditors of such Person, (d) the filing of, or any agreement to give, any financing statement under the UCC or its equivalent in any jurisdiction, and (e) in the case of Real Estate, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances.

     1.1.92 "Loan Documents" means, collectively, this Agreement, the Note, the Security Documents and each other instrument, agreement and document executed and delivered by a Borrower in connection with this Agreement and each other instrument, agreement or document referred to herein or contemplated hereby.

     1.1.93 "Majority Lenders" means Non-Defaulting Lenders whose Commitment (or if the Total Credit Facility is terminated, outstanding Advances and the percentage of the Overadvance Advances and the Letter of Credit Obligations constitute greater than 80% of the Total Credit Facility (or if the Total Credit Facility has terminated, the Total Outstanding Advances and the aggregate Percentage of the Total Outstanding Overadvance Advances and the Letter of Credit Obligations at such time).

     1.1.94 "Materially Adverse Effect" means any act, omission, situation, circumstance, event or undertaking which would, singly or in any combination with one or more other acts, omissions, situations, circumstances, events or undertakings, have, or reasonably be expected by the Lender to have, a materially adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of a Borrower, (b) the value of the whole or any part of the Collateral, the Security Interest or the priority of the Security Interest, (c) the respective ability of a Borrower to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (d) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the ability of the Agent and Lenders to enforce any rights or remedies under or in connection with any Loan Document.

     1.1.95 "Merger" shall have the meaning set forth in SECTION 11.1.

     1.1.96 "Merger Letter Agreement" shall mean that certain letter agreement by and between Aero and ITS attached as EXHIBIT 1.1.96 as amended and revised as shown in EXHIBIT 1.1.96.

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     1.1.97  "Mortgage" means (i) as to Real Estate located in Louisiana a mortgage granted under article 3298 of the Louisiana Civil Code covering all Real Estate located in Louisiana in favor of Agent, as Agent for the Lenders, securing the Secured Obligations, acceptable to Agent in its sole discretion substantially in the form attached as EXHIBIT 1.1.97 with all blanks appropriately filled, and (ii) as to Real Estate located in Alabama means a mortgage or mortgages covering all Real Estate of Borrowers located in Alabama in favor of Agent, as Agent for the Lenders securing the Secured Obligations, acceptable to Agent in its sole discretion substantially in the form attached as
EXHIBIT 1.1.97 with all blanks appropriately filled.

     1.1.98  "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which any Borrower or a Related Company is required to contribute or has contributed within the immediately preceding 6 years.

     1.1.99 "Net Income" or "Net Loss" means, as applied to any Person for any accounting period, the net income or net loss, as the case may be, of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP.


     1.1.100 "Net Worth" of any Person means the total shareholders' or members' equity (including capital stock or membership interest, additional paid-in capital and retained earnings, after deducting treasury stock) which would appear as such on a balance sheet of such Person prepared in accordance with GAAP.

     1.1.101 "Non-Defaulting Lender" shall mean any Lender other than a Defaulting Lender.

     1.1.102 "Note" shall mean the promissory note executed pursuant to
SECTION 2.1 in the form attached as EXHIBIT 1.1.102.

     1.1.103 "Notice of Borrowing" shall have the meaning set forth in
SECTION 2.2.4.1.

     1.1.104 "Operating Lease" means any lease (other than a lease constituting a Capitalized Lease Obligation) of real or personal property as defined under GAAP.

     1.1.105 "Overadvance Advances" means loans or advances made to the Borrowers pursuant to SECTION 2.3. Each advance made pursuant to a request under
SECTION 2.3 shall be an "Overadvance Advance" and all such advances shall be the "Overadvance Advances."

     1.1.106 "Overadvance Availability" shall mean as of the date of determination, the

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aggregate principal amount of the Overadvance Advances available to be borrowed by the Borrowers hereunder at the time of determination in accordance with
SECTION 2.3 which shall be equal to the remainder derived by subtracting the aggregate principal amount of the Overadvance Advances outstanding on such date from an amount equal to the lesser of (i) the Total Credit Facility, MINUS, the total principal amount outstanding as of the date of determination under the Revolving Credit Advances, the CAPEX Credit Advances, the Fixed Asset Advances, and the Letter of Credit Obligations and (ii) $2,000,000.

     1.1.107 "Overadvance Facility" means the credit facility for Overadvance Advances described in SECTION 2.3 up to an aggregate principal amount of any one time outstanding not to exceed the principal sum of $2,000,000.

     1.1.108 "Participant" shall have the meaning set forth in SECTION 2.4.6.1.

     1.1.109 "PBGC" means the Pension Benefit Guaranty Corporation or any successor agency.

     1.1.110 "Percentage" shall mean at any time for each Lender, the percentage obtained by dividing such Lender's Commitment by the Total Credit Facility; PROVIDED, THAT, if the Total Credit Facility has been terminated, the Percentage of each Lender shall be determined by dividing such Lender's Commitment immediately prior to such termination by the Total Credit Facility immediately prior to such termination.

     1.1.111 "Permitted Investments" means: (a) Investments of a Borrower in:
(i) negotiable certificates of deposit, time deposits and banker's acceptances issued by any Lender or any Affiliate of any Lender or by any United States bank or trust company having capital, surplus and undivided profits in excess of $250,000,000, (ii) any direct obligation of the United States of America or any agency or instrumentality thereof which has a remaining maturity at the time of purchase of not more than one year and repurchase agreements relating to the same, (iii) sales on credit in the ordinary course of business on terms customary in the industry, and (iv) notes, accepted in the ordinary course of business, evidencing overdue accounts receivable arising in the ordinary course of business, and (b) other Investments of the Borrower, the net aggregate amount of which does not at any time exceed $1,000,000.

     1.1.112 "Permitted Liens" means: (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but in all cases, only if payment shall not at the time be required to be made in accordance with SECTION 7.4; (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers'

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compensation, unemployment insurance or similar legislation or under surety or performance bonds, in each case arising in the ordinary course of business; (c) Liens constituting encumbrances in the nature of zoning restrictions, easements and rights or restrictions of record on the use of the Real Estate; (d) Purchase Money Liens securing Permitted Purchase Money Indebtedness; (e) Liens of the Agent, for the benefit of the Lenders, arising under this Agreement and the other Loan Documents; (f) Liens arising out of or resulting from any judgment or award, the time for the appeal or petition for rehearing of which shall not have expired, or in respect of which the applicable Borrower is fully protected by Insurance or in respect of which such Borrower shall at any time in good faith be prosecuting an appeal or proceeding for a review and in respect of which a stay of execution pending such appeal or proceeding for review shall have been secured, and as to which appropriate reserves have been established on the books of such Borrower; and (g) Liens in existence immediately prior to the Effective Date that are satisfied in full and released on the Effective Date or promptly thereafter as a result of the application of the proceeds of the Loans or cash on hand.

     1.1.113 "Permitted Purchase Money Debt" means Purchase Money Debt (other than Acquisition Debt) secured only by Purchase Money Liens and Capitalized Lease Obligations, incurred by the Borrowers after the Agreement Date, up to an aggregate amount outstanding at any time equal to $250,000.

     1.1.114 "Person" means an individual, corporation, partnership, association, entity, trust or unincorporated organization or a government or any agency or political subdivision thereof.

     1.1.115 "Pledge Agreement" shall mean an agreement in which Aero pledges to Agent, as Agent for the Lenders, all of its rights in and to 100% of the membership interests in American Aero and the equity interests, whether in membership interest or stock or otherwise, in any Additional Borrower substantially in the form attached as EXHIBIT 1.1.115.

     1.1.116 "Potential Borrower" shall have the meaning set forth in
SECTION 4.3.

     1.1.117 "Prime Rate" means the per annum rate of interest publicly announced by the Reference Bank at its principal office as its "prime rate" for any Business Day. The Prime Rate shall be increased or decreased, as the case may be, by an amount equal to any increase or decrease in the Prime Rate, with such adjustments to be effective as of the opening of business on the next Business Day that any such change in the Prime Rate became effective. The Prime Rate in effect on the Effective Date shall be the Prime Rate effective as of the opening of business on the Effective Date; PROVIDED, THAT, if the Effective Date is a date which is not a Business Day, the Prime Rate in effect on the Effective Date shall be the Prime Rate in effect as of the opening of business on the last Business Day immediately preceding the Effective Date. The Prime Rate is a reference used by the Reference Bank in determining interest rates on certain loans and is not intended to be the lowest rate of interest

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charged on any extension of credit to any debtor.

     1.1.118 "Purchase Money Debt" means Debt created to finance the payment of all or any part of the purchase price (not in excess of the fair market value thereof) of any tangible personal property (other than inventory) and incurred at the time of or within 10 days prior to or after the acquisition of such tangible asset.

     1.1.119 "Purchase Money Lien" means any Lien securing Purchase Money Debt, but only if such Lien shall at all times be confined solely to the tangible personal property (other than inventory) the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

     1.1.120 "Real Estate" means all of the Borrowers now owned or hereafter acquired estates or ownership interests in real property (immovable), including, without limitation, all fees, leaseholds, future interests and easements (servitudes), together with all of the Borrowers now owned or hereafter acquired interests in the improvements and emblements thereon, the fixtures attached thereto and the easements appurtenant thereto.

     1.1.121 "Real Estate Appraisal" means an appraisal of the Real Estate obtained by the Agent, at Borrowers' expense, acceptable to the Agent in its sole discretion.

     1.1.122 "Receivables" means (i) all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, (ii) all guaranties, security and Liens securing payment thereof, (iii) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (iv) all proceeds of any of the foregoing.

     1.1.123 "Reference Bank" means National Bank of Canada.

     1.1.124 "Reimbursement Obligations" the Borrowers' joint or several, and solidary obligations under SECTION 2.4.2 hereof to reimburse Lenders for any and all Drawings honored on or by the Letter of Credit Bank under any and all of the Letters of Credit, including without limitation, any and all interest which may accrue thereon which have not yet converted into Revolving Credit Advances.

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     1.1.125 "Related Company" means, as to any Person, any (a) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as such Person, (b) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with such Person, (c) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as such Person or any corporation described in CLAUSE (A) above or any partnership, trade or business described in clause (b) above, or (d) any other entity required to be aggregated with a Borrower pursuant to Section 414(o) of the Code.

     1.1.126 "Required Lenders" shall mean Non-Defaulting Lenders whose Commitment (or if the Total Credit Facility is terminated, outstanding Advances and the percentage of the Overadvance Advances and the Letter of Credit Obligations) constitute greater than 66 2/3% of the Total Credit Facility (or if the Total Credit Facility has been terminated, the total outstanding Advances and the aggregate Percentage of the total outstanding Overadvance Advances and the Letter of Credit Obligations at such time).

     1.1.127 "Restricted Distribution" by any Person means (a) its retirement, redemption, purchase, or other acquisition for value of any capital stock or other equity securities or partnership interests or membership interests issued by such Person, (b) the declaration or payment of any dividend or distribution in cash or property on or with respect to any such securities or partnership interests or membership interests, (c) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities or partnership interests or membership interests, (d) any other payment by such Person in respect of such securities or partnership interests or membership interests, and (e) as to Aero, any issuance of convertible notes or other equity interest of Aero which, upon conversion into membership interests or shares of Aero, would give the holders thereof control (within the meaning set forth in the definition "Affiliate") of Aero.

     1.1.128 "Restricted Payment" means (a) any redemption, repurchase or prepayment, defeasement or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Indebtedness of a Person (other than the Secured Obligations and trade debt), (b) any payment on or with respect to any Subordinated Debt other than in accordance with the subordination provisions thereof, (c) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt or Acquisition Debt repaid in accordance with its terms) owing to an Affiliate or to an Affiliate of an Affiliate of such Person, and (d) the payment of any management, consulting or similar fee by any Person to any Affiliate of such Person.

     1.1.129 "Revolving Credit Availability" means, as of the date of determination, the aggregate principal amount Revolving Credit Advances available to be borrowed by the Borrowers hereunder at the time of determination in accordance with SECTION 2.2, which

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shall be equal to the remainder derived by subtracting the aggregate principal amount of Revolving Credit Advances outstanding on such date from an amount equal to the lesser of (i) the Total Credit Facility; MINUS the total principal amount outstanding as of the date of determination under the CAPEX Advances, the Fixed Asset Advances, the Overadvance Advances and the Letter of Credit Obligations; or (ii) the Borrowing Base on such date.

     1.1.130 "Revolving Credit Advances" means loans or advances made to the Borrowers pursuant to SECTION 2.2. Each advance made pursuant to a request under
SECTION 2.4 based on the Borrowing Base shall be a "Revolving Credit Advances" and all such advances shall be the "Revolving Credit Advances."

     1.1.131 "Revolving Facility" means the credit facility providing for Revolving Credit Advances, the Fixed Asset Advances, and the CAPEX Advances based upon the Borrowing Base, the Fixed Asset Borrowing Base and the CAPEX Borrowing Base, respectively described in SECTION 2.2 up to an aggregate principal amount at any one time outstanding not to exceed the principal sum of $ 40,000,000.

     1.1.132 "Revolving Loans" means the Revolving Credit Advances, the Fixed Asset Advances and the CAPEX Credit Advances.

     1.1.133 "Schedule of Equipment" means a schedule delivered by Borrower to Agent pursuant to the provisions of SECTION 6.11.3.

     1.1.134 "Schedule of Inventory" means a schedule delivered by Borrower to Agent pursuant to the provisions of SECTION 6.11.3.

     1.1.135 "Schedule of Receivables" means a schedule delivered by the Borrowers to the Agent pursuant to the provisions of SECTION 6.11.3.

     1.1.136 "Secured Obligations" means, in each case whether now in existence or hereafter arising, (a) the principal of and interest and premium, if any, on the Advances, (b) all obligations of the Borrowers to Agent, the Lenders or any Affiliate of the Lenders under any Interest Rate Agreement, (c) the Letter of Credit Obligations, and (d) all indebtedness, liabilities, obligations, overdrafts, covenants and duties of the Borrowers to the Agent or Lenders or any Affiliate of the Lenders of every kind, nature and description, direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated and whether or not evidenced by any note and whether or not for the payment of money arising under or in respect of this Agreement, any Note or any of the other Loan Documents or arising in connection with any other transaction or agreement.

     1.1.137 "Security Agreement" means a security agreement by Borrower granting Agent, for the benefit of Lenders, a continuing security interest in the Collateral constituting

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personal property under the UCC in a form acceptable to Lender in its sole discretion, securing the Secured Obligations substantially in the form attached as EXHIBIT 1.1.137 with all blanks appropriately filled.

     1.1.138 "Security Documents" means any agreements, promises, covenants, arrangements, understandings or other agreements created by law, contract or otherwise, evidencing, governing, representing or creating a Security Interest including without limitation the Pledge Agreement, the Security Agreement, the Mortgage, the Deed of Trust and the Financing Statements.

     1.1.139 "Security Interest" means the Liens of the Agent on and in the Collateral effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof

     1.1.140 "Senior Secured Debt" means any interest bearing Debt other than the Subordinated Debt.

     1.1.141 "Subordinated Debt" means any Debt of a Borrower which is subordinated to the Secured Obligations on terms and conditions acceptable to the Required Lenders in their sole and absolute discretion.

     1.1.142 "Subsidiary" when used to determine the relationship of a Person to another Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person or by one or more Subsidiaries of such other Person or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock or other ownership interests (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest.

     1.1.143 "Taxes". The term Taxes shall mean all taxes, withholdings, fees, levies or other assessments, including, without limitation, all net income, gross income, gross receipts, real or personal property, tollgate, capital, net worth, sales, use, ad valorem, transfer, franchise, profits, license, leasing, withholding, payroll, employment, social security, unemployment, excise, estimated, severance, stamp, occupation, services, property or other taxes, custom duties, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any federal, state, local or other taxing authority, domestic or foreign.

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     1.1.144 "Termination Date" means the earlier of (a) the third anniversary of the Effective Date Agreement or such later date to which the termination of the Facilities shall be extended pursuant to SECTION 2.5, (b) March 31, 2001, or
(c) the date on which all Secured Obligations shall have been irrevocably paid in full and the Facilities are terminated.

     1.1.145 "Termination Event" means (a) a "Reportable Event" as defined in
Section 4043(b) of ERISA, but excluding any such event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations, (b) the filing of a notice of intent to terminate a Benefit Plan or the treatment of a Benefit Plan amendment as a termination under Section 4041 of ERISA, or (c) the institution of proceedings to terminate a Benefit Plan by the PBGC under Section 4042 of ERISA or the appointment of a trustee to administer any Benefit Plan.

     1.1.146 "Title Company" means First American Title Insurance Corporation or any other title insurance company acceptable to Agent in its sole discretion.

     1.1.147 "Title Policy" means a Lender's policy of Title Insurance issued by the Title Company in a form and amount acceptable to Agent in its sole discretion, insuring that Agent's Liens on the Real Estate constitute first priority Liens on the Real Estate effective as of the Effective Date.

     1.1.148 "Total Credit Facility" means $40,000,000.

     1.1.149 "UCC" means the Uniform Commercial Code as in effect from time to time in the State of Louisiana, La. R.S. (S)(S) 10:1-101 et seq.

     1.1.150 "Unfunded Vested Accrued Benefits" means, with respect to any Benefit Plan at any time, the amount (if any) by which (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds (b) the fair market value of all Benefit Plan assets allocable to such benefits, as determined using such reasonable actuarial assumptions and methods as are specified in the Schedule B (Actuarial Information) to the most recent Annual Report (Form 5500) filed with respect to such Benefit Plan.

     1.1.151 "Wholly-Owned Subsidiary" when used to determine the relationship of a Subsidiary to a Person means a Subsidiary all of the issued and outstanding shares (other than directors qualifying shares) of capital stock, membership interests or other equity interests of which shall at the time be owned by such Person or one or more of such Persons Wholly-Owned Subsidiaries of by such Persons and one or more of such Persons Wholly-Owned Subsidiaries.

     1.1.152 "WIP" means work in progress.

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     1.2     Other Referential Provisions.

     (a) All terms in this Agreement, the Exhibits and Schedules hereto shall have the same defined meanings when used in any other Loan Documents, unless the context shall require otherwise.

     (b) Except as otherwise expressly provided herein, all accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under GAAP including, without limitation, applicable statements and interpretations issued by the Financial Accounting Standards Board and bulletins, opinions, interpretations and statements issued by the American Institute of Certified Public Accountants or its committees.

     (c) All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular.

     (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provisions of this Agreement.

     (e) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, subsections, paragraphs, clauses, subclauses, Schedules or Exhibits shall refer to the corresponding Article, Section, subsection, paragraph, clause or subclause of, or Schedule or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of, or to schedules or exhibits to, another document or instrument.

     (f) Each definition of a document in this Agreement shall include such document as amended, modified, supplemented or restated from time to time in accordance with the terms of this Agreement.

     (g) Except where specifically restricted, reference to a party to a Loan Document includes that party and its successors and assigns permitted hereunder or under such Loan Document.

     (h) Unless otherwise specifically stated, whenever a time is referred to in this Agreement or in any other Loan Document, such time shall be the local time in the city in which the Agent's Office is located.

     (i) Whenever the phrase "to the knowledge of the Borrower" or words of similar import relating to the knowledge of a Borrower (or any of its officers or members) are used herein, such

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phrase shall mean and refer to the actual knowledge of such Borrowers or its officers or members; provided that such Persons are acting in conformance with the duty of and in accordance with the diligence of an officer in a similar position in other entities similar to Borrowers.

     (j) The terms accounts, chattel paper, documents, equipment, instruments, general intangibles and inventory, as and when used (without being capitalized) in this Agreement or the Security Documents, shall have the meanings given those terms in the UCC.

     (k) The terms "payment", "prepayment", "distribution" and similar terms used in the definitions of "Restricted Distribution" and "Restricted Payment" and in SECTION 9.6, shall include payment by means of the transfer of funds or of property and, in the event of a transfer of property, the payment shall be deemed to be in an amount equal to the greater of the fair market value and the book value of the property at the time of the transfer.

     1.3 Exhibits and Schedules. All Exhibits and Schedules attached hereto are by reference made a part hereof.


                                  ARTICLE II
                                  FACILITIES

     1.4 CREDIT FACILITY NOTE. The Advances and the obligation of the Borrowers to repay the Advances shall also be evidenced by a single Note payable to the order of Agent, as Agent for the Lenders.

     1.5     REVOLVING FACILITY

             II.0.1 Revolving Credit Advances. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement and the Security Documents, the Lenders severally (not jointly) shall make Revolving Credit Advances to the Borrowers from time to time from the Effective Date to the Termination Date, as requested by the Borrowers in accordance with the terms of SECTION 2.2.5, in an aggregate principal amount outstanding not to exceed at any time the Revolving Credit Availability. It is expressly understood and agreed that the Lenders may and at present intend to use the amount referred to in the preceding sentence as a maximum ceiling on Revolving Credit Advances; PROVIDED, HOWEVER, that it is agreed that should Revolving Credit Advances exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Credit Advances shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Revolving Credit Advances which is repaid may be reborrowed by the Borrowers in accordance with the terms of this SECTION 2.2.1. Agent is hereby authorized to record each repayment of principal of the Revolving Credit Advances in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

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          1.5.1   Fixed Asset Advances. Upon the terms and subject to the
     conditions of, and in reliance upon the representations and warranties made under, this Agreement and the Security Documents, the Lenders severally (not jointly) shall make Fixed Asset Advances to the Borrowers from time to time from the Effective Date to the Termination Date, as requested by the Borrowers in accordance with the terms of SECTION 2.2.5, in an aggregate principal amount outstanding not to exceed at any time Fixed Asset Availability. It is expressly understood and agreed that the Lenders may and at present intend to use the amount referred to in the preceding sentence as a maximum ceiling on Fixed Asset Advances; PROVIDED, HOWEVER, that it is agreed that should Fixed Asset Advances exceed the ceiling so determined or any other limitation set forth in this Agreement, such Fixed Asset Advances shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Fixed Asset Advances which is repaid may be reborrowed by the Borrowers in accordance with the terms of this SECTION
     2.2.2. Agent is hereby authorized to record each repayment of principal of the Fixed Asset Advances in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

          1.5.2 CAPEX Credit Advances. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement and the Security Documents, the Lenders severally (not jointly) shall make CAPEX Credit Advances to the Borrowers from time to time from the Effective Date to the Termination Date, as requested by the Borrowers in accordance with the terms of SECTION 2.2.5, in an aggregate principal amount outstanding not to exceed at any time the CAPEX Credit Availability. It is expressly understood and agreed that the Lenders may and at present intend to use the amount referred to in the preceding sentence; PROVIDED, HOWEVER, that it is agreed that should CAPEX Credit Advances exceed the ceiling so determined or any other limitation set forth in this Agreement, such CAPEX Credit Advances shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any CAPEX Credit Advances which is repaid may be reborrowed by the Borrowers in accordance with the terms of this SECTION 2.2.3. Agent is hereby authorized to record each repayment of principal of the CAPEX Credit Advances in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

          1.5.3 Revolving Loan Commitments. The following are applicable to the Advances made under the Revolving Facility: (i) no Lender shall be obligated to make advances in excess of such Lender's Commitment; and (ii) each borrowing shall be made ratably by all

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     the Lenders in accordance with their respective Percentages.

           1.5.4 Manner of Borrowing Revolving Loans. Borrowings of the Revolving Loans shall be made as follows:

                   1.5.4.1 Requests for Borrowing. A request for a borrowing shall be made, or shall be deemed to be made, in the following manner, and each such request shall be irrevocable: (i) the Borrower shall give the Agent written notice (each a "Notice of Borrowing"), including the interest rate selection, prior to 12:00 noon Eastern Time (together with the written Depreciation Schedule for Capital Expenditures) of the proposed borrowing date of their intention to borrow specifying the amount of the proposed borrowing and the proposed borrowing date substantially in the form attached as EXHIBIT 2.2.5.1.; PROVIDED, HOWEVER, that if any notice referred to in this CLAUSE (I) is received after 12:00 noon Eastern Time, as applicable, the proposed borrowing date will be postponed automatically to the next Business Day (the "Borrowing Date"); (ii) whenever a check is presented to the Agent for payment against the Controlled Disbursement Account in an amount greater than the then available balance in such account, such presentation shall be deemed to be a request for a borrowing on the date of such notice in an amount equal to the excess of such check over such available balance; and (iii) unless payment is otherwise made by the Borrowers, the maturity of any Secured Obligation required to be paid shall be deemed to be a request for a borrowing, the interest rate selection on the due date in the amount required to pay such Secured Obligations. For Advances requested pursuant to CLAUSE (I) above, Agent shall give prompt notice to each Lender (or telephonic notice promptly confirmed in writing) of the proposed borrowing, of such Lender's proportionate share thereof, if any, and of the other matters covered by the Borrowers' request.

                   1.5.4.2 Disbursement of Revolving Loans. Each Lender no later than 1:00pm on the Borrowing Date shall make available its pro-rata share, if any, of each Revolving Loan in the manner provided below. All amounts shall be made available to the Agent in Dollars and immediately available funds at Agent's Office. Borrowers hereby irrevocably authorize the Agent to disburse the proceeds of each borrowing requested, or deemed to be requested, pursuant to this
           SECTION 2.2.5 as follows: (i) the proceeds of each borrowing requested under SECTION 2.2.5.1(I) OR (II) shall be disbursed by the Agent, upon receipt of the funds, in lawful money of the United States of America in immediately available funds, or in the case of the initial borrowing, in accordance with the terms of the letter from the Borrowers to the Agent referred to in SECTION 4.1.1.13, or to such other account as may be agreed upon by and the Lender from time to time; (ii) the proceeds of each borrowing requested under
           SECTION 2.2.5.1(III) shall be disbursed by the Agent by way of direct payment of the relevant principal, interest or other Secured Obligation, as the case may be.

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           Unless the Agent shall have been notified by any Lender prior to the
           Borrowing Date that such Lender does not intend to make available to the Agent its portion of the borrowing to be made on such date, the Agent may assume that such Lender has made such amount available to the Agent on such Borrowing Date, and the Agent, in reliance upon such assumption, may (it its sole and absolute discretion and without any obligation to do so) make available to the Borrowers, a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Lender and the Agent has made available same to the Borrowers, the Agent shall be entitled to recover such corresponding amount from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Agent's demand therefor, the Agent shall promptly notify the Borrowers, and Agent shall credit the account of Borrowers with a sum equal to such Defaulting Lenders' Percentage of the Borrowing. Each Non-Defaulting Lender shall immediately pay to Agent its Percentage of the amount required to be paid by Agent on behalf of the Defaulting Lender. Notwithstanding the foregoing, no Lender shall be required to fund any borrowings which would exceed its applicable Commitment. The Agent, on behalf of the Non-Defaulting Lenders, shall be entitled to recover from the Defaulting Lender interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrowers to the date such corresponding amount is recovered by the Agent, at a rate per annum equal to the overnight Federal Funds rate.

           1.5.5 Repayment of Revolving Loans. The Revolving Loans will be repaid as follows: (a) the outstanding principal amount of all the Revolving Loans is due and payable, and the Borrowers hereby agree, to repay the same in full, together with accrued and unpaid interest on the amount repaid to the date of repayment, on the Termination Date; (b) if at any time the aggregate unpaid principal amount of the Revolving Loans then outstanding exceeds the lesser of the amounts referred to in CLAUSES (A) AND (B) OF SECTION 2.2.8, the Borrowers, jointly and severally, and solidarialy shall repay the Revolving Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount repaid to the date of repayment; and (c) all interest due on the outstanding Revolving Loans shall be paid on the first day of each month, beginning after the Effective Date with all accrued but unpaid interest being due on the Termination Date.

     1.5.6 Reductions and Increases in Availability

           1.5.6.1 Increase and Reduction of Fixed Asset Availability. The Fixed Asset Availability shall be reduced or increased as follows:

                   1.5.6.1.1 Reductions. The Fixed Asset Availability shall be reduced monthly based on a seven (7) year amortization beginning on July 1, 1998.

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                   1.5.6.1.2 Increase. The Fixed Asset Availability may be
           increased by Borrowers by obtaining an updated Equipment Appraisal (acceptable to Required Lenders in their sole and absolute discretion) and/or updated Real Estate Appraisal (acceptable to Required Lenders in their sole and absolute discretion) showing a change in value of the Eligible Equipment and/or the Eligible Real Estate. Then, the Fixed Asset Availability may be increased by the difference between the Fixed Asset Borrowing Base immediately after to the updated appraisals and the Fixed Asset Borrowing Base immediately prior to the updated appraisal. The new Fixed Asset Availability created by the updated appraisal shall be reduced based on a seven (7) year amortization beginning on the date of the appraisal.

           1.5.6.2 Reduction of CAPEX Facility. CAPEX Credit Availability shall be reduced monthly based on a seven (7) year amortization beginning on July 1, 1998.

     1.5.7 Maximum Availability of the Revolving Facility. Notwithstanding anything to the contrary, the aggregate principal amount outstanding of the Revolving Facility shall not exceed the lesser of (a) the Total Credit Facility, MINUS, the sum of (i) the outstanding principal amount as of the date of determination of the Overadvance Advances, and (ii) the Letter of Credit Obligations, or (b) the sum of the Borrowing Base, the Fixed Asset Borrowing Base and CAPEX Borrowing Base. It is expressly understood that the Lenders may and at present intend to use the lesser of the amounts referred to in the foregoing SUBCLAUSES (A) AND (B) as the maximum ceiling on the Revolving Loans; PROVIDED, HOWEVER, that it is agreed that should Revolving Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Revolving Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Revolving Loan which is repaid may be reborrowed by the Borrowers in accordance with the terms of this SECTION 2.2.8 Agent is hereby authorized to record each repayment of principal of the Revolving Credit Loans in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

1.6  Overadvance Facility

     1.6.1 Overadvance Advances. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement and the Security Documents, the Agent shall make Overadvance Advances to the Borrowers from time to time from the Effective Date to the Termination Date, as requested by the Borrowers in accordance with the terms of SECTION 2.3.2.1, in an aggregate principal amount outstanding not to exceed at any time the Overadvance Advances; PROVIDED, HOWEVER, that

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no borrowing of a Overadvance Advances shall exceed the Overadvance Availability at the time of such borrowing. It is expressly understood and agreed that the Agent may and at present intends to use the amount referred to in the foregoing sentence as a maximum ceiling on Overadvance Advances; PROVIDED, HOWEVER, that it is agreed that should Overadvance Advances exceed the ceiling so determined or any other limitation set forth in this Agreement, such Overadvance Advances shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Overadvance Advances which is repaid may not be reborrowed by the Borrowers. The Agent is hereby authorized to record each repayment of principal of the Overadvance Advances in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

     1.6.2 Manner of Borrowing Overadvance Advances. Borrowing of the Overadvance Credit Advances shall be made as follows:

             1.6.2.1 Requests for Borrowing. A request for a borrowing for an Overadvance Advances shall be made in the following manner, and each such request shall be irrevocable: whenever the total outstanding principal amount of the sum of the Revolving Loans, the Overadvance Advances, and the Letter of Credit Obligations exceed, the lesser of (i) the Total Credit Facility, or (ii) the sum of the Borrowing Base, the Fixed Asset Borrowing Base and the CAPEX Borrowing Base, such excess shall be deemed a request for a borrowing on the date of such excess in an amount to reduce the outstanding principal amount of the sum of the Revolving Loans, the Overadvance Advances and the Letter of Credit Obligations to an amount less than the lesser amount of CLAUSE (I) AND (II), above.

             II.0.1.1 Disbursement of Advances. Borrowers hereby irrevocably authorize the Agent to disburse the proceeds of each borrowing requested, or deemed to be requested, pursuant to this SECTION 2.3.2 as follows: the proceeds of each borrowing requested under SECTION 2.3.2.1 shall be disbursed by the Agent by way of direct payment of the relevant principal, interest or other Secured Obligation, as the case may be for the account of the Revolving Facility where the overadvance necessitating the Overadvance Advance occurred.

             II.0.2 Repayment of Overadvance Credit Advances. The Overadvance Credit Advances will be repaid as follows: (a) the outstanding principal amount of all the Overadvance Credit Advances is due and payable, and the Borrowers hereby agree, to repay the same in full, together with accrued and unpaid interest on the amount repaid to the date of repayment, on the Termination Date; (b) if at any time the aggregate unpaid principal amount of the Overadvance Credit Advances then outstanding exceeds the lesser of the amounts referred to in CLAUSES (I) AND (II) OF SECTION 2.3.2.1, the Borrowers, jointly and severally, and solidarialy shall repay the Overadvance Credit Advances in an amount sufficient to reduce the aggregate unpaid principal amount of such Loans by an amount equal

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     to such excess, together with accrued and unpaid interest on the amount repaid to the date of repayment; and (c) all accrued but unpaid interest due on the outstanding Overadvance Advances shall be due and payable on the first of each month beginning after the Effective Date with all accrued but unpaid interest being finally due on the Termination Date.

     1.6.3 Reduction Facility. Overadvance Credit Availability shall be reduced monthly based on an eighteen (18) month amortization beginning on the date the Overadvance Facility is first used; PROVIDED, THAT if there are no Overadvance Advances prior to January 1, 2000, then the amortization shall begin on that date.

1.7  LETTER OF CREDIT FACILITY

     1.7.1 Amounts, Terms and Issuance of Letters of Credit

           1.7.1.1 The Agent shall, on the terms and subject to the conditions herein set forth, from time to time but in no event later than the 30th day prior to the Termination Date, cause the Letter of Credit Bank to issue for the account of any one or more of the Borrowers, one or more Letters of Credit; provided, however, that (i) the Agent's obligation hereunder to cause the Letter of Credit Bank to issue for the account of any one or more of the Borrowers, one or more Letters of Credit may be terminated by the Agent upon the occurrence and during the continuation of an Event of Default in accordance with the terms of SECTION 10.1 (but any such termination shall be automatic upon the occurrence of any Event of Default specified in SECTIONS 10.1.7 AND 10.1.8, (ii) each Letter of Credit must be in form and substance satisfactory to Agent and the Letter of Credit Bank and must expire no later than thirty (30) days prior to the Termination Date, (iii) the proceeds of each Letter of Credit may be used only for a purpose for which Borrowers could obtain a Revolving Loan hereunder, (iv) no Letter of Credit shall be issued if, after giving effect to such issuance, the then outstanding Letter of Credit Obligations exceed the Letter of Credit Limit.

           1.7.1.2 Whenever any Borrower desires to request a Letter of Credit, it shall give the Agent prior written notice (or telephone notices if promptly confirmed in writing) of such request (a "Letter of Credit Request"), such Letter of Credit Request to be given prior to 11:00 a.m. (Eastern Time) not less than five (5) Business Days prior to the requested Date of Issuance of such Letter of Credit. Each Letter of Credit Request shall be irrevocable and shall include (i) the form of the Letter of Credit which a Borrower requests to be so issued and (ii) such other information and documents regarding such Letter of Credit and any underlying transactions as Agent or the Letter of Credit Bank may reasonably request.

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           1.7.1.3 On or before the Date of Issuance of each Letter of Credit and on each anniversary thereof, the Borrowers shall pay to the Agent, for the benefit of the Letter of Credit Bank, the Letter of Credit Fee for such Letter of Credit required under SECTION 3.2.5 below.


     1.7.2 Reimbursement Obligations

           1.7.2.1 Upon receipt by the Letter of Credit Bank of a Drawing under any Letter of Credit, Agent shall promptly notify the Borrowers of the amount of such Drawing and the date on which the payment thereof is to be made by the Letter of Credit Bank to the beneficiary of such Letter of Credit (but Agent's failure to give any such notice shall not affect the Borrowers' Reimbursement Obligations hereunder). The Borrowers agree to reimburse the Agent for the amount of each Drawing under or purported to be made under any Letter of Credit which is paid or reimbursed by Agent, which reimbursement by Borrowers shall be made in full at or prior to the time Agent pays or reimburses the Letter of Credit Bank for such Drawing (but, in the event Agent fails to give the Borrowers the aforesaid notice of its intended payment or reimbursement of any Drawing, such reimbursement by the Borrowers shall not be due until Agent gives the Borrowers notice of each payment of such Drawing). PROVIDED, THAT, no Event of Default therein exists under this Agreement or the other Loan Documents, any Drawing under a Letter of Credit shall be deemed a request for a borrowing of a Revolving Credit Advance with such funds being disbursed by Agent directly to the Letter of Credit Bank. Should such a deemed request for borrowing exceed the Revolving Credit Availability, such Advance shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all the benefits and security therefor.

           1.7.2.2 The Borrowers' Reimbursement Obligations hereunder with respect to any particular Letter of Credit shall be absolute, unconditional and irrevocable, and such reimbursement shall be made strictly in accordance with the terms and conditions of this Agreement under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of the transactions contemplated by or related to such Letter of Credit or any other Letter of Credit; (ii) any amendment or waiver of or consent to depart from all or any of the terms of the transactions contemplated by or related to such Letter of Credit or any other Letter of Credit; (iii) the existence of any claim, set-off, defense or other right which any Borrower may have at any time against Lenders, Agent, the Letter of Credit Bank, any Letter of Credit beneficiary, or any other Person, whether in connection with this Agreement or the transactions contemplated herein, any Letter of Credit or the transactions contemplated thereby or any unrelated transactions; or (vi) the fact that any draft, affidavit, letter, certificate, invoice, bill of lading or other documents presented under or delivered in connection with such Letter of Credit or any

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     other Letter of Credit proves to have been forged, fraudulent, invalid or insufficient in any respect or any statement therein proves to have been untrue or incorrect in any respect.

     1.7.3 Increased Cost. If the introduction after the date of this Agreement of any law or regulations, or any changes after the date of this Agreement in a law or regulation or any interpretation thereof by any court or administrative, banking or governmental authority charged or claiming to be charged with the administration thereof, applicable to Agent or the Letter of Credit Bank, shall (i) impose, modify or make applicable any reserve, special deposit, deposit insurance premium, or other similar requirement against any of the Letters of Credit, (ii) impose on Agent, Lenders or the Letter of Credit Bank any other condition regarding this Agreement or any Letter of Credit, or
(iii) subject Agent, Lenders or the Letter of Credit Bank to any Taxes (other than taxes based on gross revenues or income) of any kind whatsoever, and the result of any event referred to in CLAUSE (I), (II) OR (III) above shall be to increase the cost to Lenders or the Letter of Credit Bank of issuing or maintaining any Letter of Credit hereunder (which increased cost shall be the result of a reasonable allocation of the aggregate of such cost increases resulting from such events), or to reduce the amount of principal, interest or any fee or other compensation to be paid to Agent or Lenders, the Borrowers shall pay Agent, from time to time as specified by Agent, additional amounts which shall be sufficient to compensate Agent, Lenders or the Letter of Credit Bank for such increased cost or such reduction. A certificate of Agent setting forth in reasonable detail such increased costs or such reduction incurred by Agent, Lenders or the Letter of Credit Bank as a result of any event referred to in CLAUSE (I), (II) OR (III) above which may be submitted by Agent to the Borrowers shall be conclusive, in the absence of manifest error, as to the amount thereof, and each such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount to be paid hereunder on account thereof, and the method by which such amount was determined. In determining such amount, Agent shall use reasonable averaging and attribution methods. The obligations of the Borrowers under this SECTION 2.4.3 shall survive any termination of this Agreement.

     1.7.4 Legal Restrictions on Letters of Credit. If any restrictions or limitations are imposed upon or determined or held to be applicable to Agent, Lenders, the Letter of Credit Bank or any Borrower by, under or pursuant to any law or regulation, whether federal, state, local or foreign and whether now or hereafter in effect, or by reason of any interpretation thereof by any Governmental Authority, which in the judgment of Agent, Lenders or the Letter of Credit Bank would prevent Agent, Lenders or the Letter of Credit Bank from legally incurring liability under any Letter of Credit, then Agent shall notify the Borrowers as soon as reasonably practical thereafter, whereupon the Borrowers' rights to request and obtain additional Letters of Credit thereafter shall cease; PROVIDED, HOWEVER, that no such cessation shall affect the Borrowers' or Lenders' obligations hereunder with respect to any and all Letters of Credit then issued and outstanding.

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     1.7.5   Indemnification. In addition to any other amounts payable by the
Borrowers to Agent, Lenders or the Letter of Credit Bank under this Agreement and without limiting any other indemnification provisions set forth herein, the Borrowers hereby jointly and severally, and in solido agree to indemnify Agent, Lenders and the Letter of Credit Bank from, and to hold Agent, Lenders and the Letter of Credit Bank harmless against, any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorney's fees and expenses actually incurred) which Agent, Lenders or the Letter of Credit Bank may (other than as a result of the gross negligence or willful misconduct of Agent, Lenders or the Letter of Credit Bank or the Letter of Credit Bank's failure to honor its obligations under any Letter of Credit in accordance with the terms thereof and such failure to honor was not acceptable under applicable law) incur or be subject to as a consequence, directly or indirectly, of (i) for the validity, sufficiency, genuineness or legal effect of any document submitted in connection with the application for or issuance of or the making of any Drawings under any Letter of Credit that appears on its fact to the Letter of Credit Bank to be proper, even if it should in fact prove to be in any respect invalid, insufficient, inaccurate, untrue, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or any rights or benefits thereunder or any proceeds thereof, in whole or in part, that appears on its face to the Letter of Credit Bank to be proper, even if it should prove to be invalid or ineffective for any reason; (iii) for the failure of any beneficiary of any Letter of Credit to comply fully with the conditions required in order to effect a Drawing thereunder; (iv) for any errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, telecopy, telex or otherwise; (v) for any loss or delay in the transmission or otherwise of any document or draft required in order to make a Drawing under any Letter of Credit; or (vi) for any consequences arising from causes beyond the control of Agent, Lenders or the Letter of Credit Bank. In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by Agent, Lenders or the Letter of Credit Bank under or in connection with any Letter of Credit or any related certificates, drafts or other documents if taken or omitted in good faith and in accordance with the terms of the Letter of Credit Bank's obligations under such Letter of Credit and, in the absence of gross negligence or willful misconduct on the part of Agent, Lenders or the Letter of Credit Bank, shall be binding upon the Borrowers and shall not result in any liability of Agent, Lenders or the Letter of Credit Bank to the Borrower.


     1.7.6   Letter of Credit Participants.

             1.7.6.1 Immediately upon the issuance by the Letter of Credit Bank of any Letter of Credit, the Letter of Credit Bank shall be deemed to have sold and transferred to each other Lender, and each such Lender (each, a "Participant") shall be deemed irrevocably and unconditionally to have purchased and received from such Letter of Credit Bank, without recourse or warranty, an undivided interest and participation, to the extent of such Participant's Percentage, in such Letter of Credit,

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     each substitute letter of credit, each Drawing made thereunder and the obligations of the Borrowers under this Agreement with respect thereto.

             1.7.6.2 In determining whether to pay under any Letter of Credit, the Letter of Credit Bank shall not have any obligation relative to the Participants other than to determine that any documents required to be delivered under such Letter of Credit have been delivered and that they appear to comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by the Letter of Credit Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct, shall not create for the Letter of Credit Bank any resulting liability.

             1.7.6.3 In the event that the Letter of Credit Bank makes any payment under any Letter of Credit and the Borrowers shall not have reimbursed such amount in full to the Letter of Credit Bank pursuant to
     SECTION 2.4.2, the Letter of Credit Bank shall promptly notify the Agent, and the Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Agent for the account of the Letter of Credit Bank, the amount of such Participant's Percentage of such payment in Dollars and in same day funds; PROVIDED, HOWEVER, that no Participant shall be obligated to pay the Agent its Percentage of such unreimbursed amount for any wrongful payment made by the Letter of Credit Bank under a Letter of Credit as a result of acts or omissions constituting willful misconduct or gross negligence on the part of the Letter of Credit Bank. If the Agent so notifies any Participant required to fund a payment under a letter of Credit prior to 11:00am on any Business Day, such Participant shall make available to the Agent for the account of the Letter of Credit Bank such Participant's Percentage of the amount of such payment on such Business Day in same day funds. If and to the extent such Participant shall not have so made its Percentage of the amount of such payment available to the Agent for the account of the Letter of Credit Bank, such Participant agrees to pay to the Agent for the account of the Letter of Credit Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Agent for the account of the Letter of Credit Bank at the overnight Federal Funds rate. The failure of any Participant to make available to the Agent for the account of the Letter of Credit Bank its Percentage of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to the Agent for the account of the Letter of Credit Bank its Percentage of any payment under any Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Agent for the account of the Letter of Credit Bank such other Participant's Percentage of any such payment.

             1.7.6.4   Whenever the Letter of Credit Bank receives a payment

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     of a Reimbursement Obligation as to which the Agent has received for the account of the Letter of Credit Bank any payment from the Participants pursuant to SECTION 2.4.6.3 above, the Letter of Credit Bank shall pay to the Agent and the Agent shall promptly pay to each Participant which has paid its Percentage thereof, in Dollars and in same day funds, an amount equal to such Participant's Percentage of the principal amount thereof and interest thereon accruing after the purchase of the respective participations.

             1.7.6.5 The obligations of the Participants to make payments to the Agent for the account of the Letter of Credit Bank with respect to Letters of Credit shall be irrevocable and not subject to counterclaim, compensation, set-off or other defense or any other qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following:

                       1.7.6.5.1 any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                       1.7.6.5.2 the existence of any claim, set-off, compensation, defense or other right which the Borrowers may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Letter of Credit Bank, any Lender, or other Person whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between the Borrowers and the beneficiary named in any such Letter of Credit);

                       1.7.6.5.3 any draft, certificate or other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                       1.7.6.5.4 the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

                       1.7.6.5.5  the occurrence of any Event of Default.

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     1.8     Extension of Facilities. If the Borrowers wish to obtain an extension of the then effective Termination Date, the Borrowers shall provide the Agent with a written notice to such effect not less than 60 days prior to the then effective Termination Date. The Lenders may, in their sole and absolute discretion, by written notice to the Borrowers, extend the Facilities for a period of one year from the then effective Termination Date.


                                  ARTICLE III
                            GENERAL LOAN PROVISIONS

     1.9   Interest.

           1.9.1 The Borrowers shall pay interest on the unpaid principal amount of each Advance for each day from the day such Advance is made until such Advance is due (whether at maturity, by reason of acceleration or otherwise) at the rate per annum selected by the Borrowers in accordance with SECTION 3.1.2 hereof out of the following options: (i) the sum of the Prime Rate plus the Applicable Margin ("Prime Interest Rate"); or (ii) the sum of LIBOR plus the LIBOR Applicable Margin ("LIBOR Interest Rate").

           1.9.2 As of the Effective Date, Borrowers have selected the Prime Interest Rate for the Initial Advances. Any selection of the LIBOR Interest Rate shall be effective until the expiration of the applicable LIBOR Interest Period at which time such rate of interest shall automatically convert to the Prime Interest Rate unless an effective election to the contrary has been made as provided below. Borrowers may by written notice (or by telephonic notice promptly confirmed in writing) delivered to Agent not later than 10:00 a.m. Eastern Time on the third Business Day prior to the expiration of the applicable LIBOR Interest Period, direct that interest accrue at the LIBOR Interest Rate on any or all of the Advances, including any new Revolving Credit Advance, (or any portion of the Advances which is in an amount of not less than $1,000,000 or greater integral multiple of $100,000 thereof) as designated by the Borrowers in such notice, as outstanding from time to time until the expiration of the LIBOR Interest Period commencing on the third Business Day after the date on which such election was effective as specified in the notice by Borrowers and for the LIBOR Term selected by Borrowers in such notice. Upon determining LIBOR and the LIBOR Interest Rate for the applicable LIBOR Interest Period on which Borrowers election is effective, as stated in Borrowers notice, Agent shall promptly notify Borrowers by telephone (which shall be promptly confirmed in writing) of such determination and such determination shall, in the absence of manifest error, be final, conclusive and binding for all purposes.

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           1.9.3   The Borrowers shall pay interest on the unpaid principal
     amount of each Secured Obligation other than an Advance that is not a Reimbursement Obligation for each day from the day such Secured Obligation becomes due and payable until such Secured Obligation is paid at the highest rate per annum applicable to Revolving Loans, payable on demand. This SECTION 3.1.3 shall also apply the unpaid principal amount of any Reimbursement Obligation and Overadvance Advance.

           1.9.4 From and after the occurrence of an Event of Default, the unpaid principal amount of each Secured Obligation shall bear interest until paid in full (or, if earlier, until such Event of Default is cured or waived in writing by the Required Lenders) at a rate per annum equal to the Default Margin plus the rate otherwise in effect under SECTION 3.1.1, 3.1.2, OR 3.1.3, as applicable, payable on demand. The interest rate provided for in this SECTION 3.1.4 shall to the extent permitted by applicable law apply to and accrue on the amount of any judgment entered with respect to any Secured Obligation and shall continue to accrue at such rate during any proceeding described in SECTION 10.1.7 OR 10.1.8.

           1.9.5   The interest rates provided for in SECTIONS 3.1.1, 3.1.2,
     3.1.3 AND 3.1.4 shall be computed on the basis of a year of 360 days and the actual number of days elapsed.

           1.9.6 It is not intended by the Lenders or Agent, and nothing contained in this Agreement or any Note shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by applicable law (the "Maximum Rate"). If, in any month, the Effective Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and if, in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In this connection, in the event that, upon payment in full of the Secured Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued if the Effective Interest Rate had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay to the Agent an amount equal to the difference between (i) the lesser of (A) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued had the Effective Interest Rate, at all times, been in effect, and (ii) the amount of interest actually paid or accrued under this Agreement. In the event the Lenders or Agent receives, collects or applies as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the applicable Secured Obligation, and, if no such principal is then outstanding, such excess or part thereof remaining shall be paid to the Borrowers. For the purposes of computing the Maximum Rate, to the extent permitted by applicable law, all interest and charges, discounts, amounts, premiums or fees deemed to constitute interest

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     under applicable law, shall be amortized, prorated, allocated and spread in substantially equal parts throughout the full term of this Agreement. The provisions of this SECTION 3.1.5 shall be deemed to be incorporated into every Loan Document (whether or not any provision of this SECTION 3.1.5 is specifically referred to therein).

     1.10  Fees.

           1.10.1 Unused Line Fee. In connection with and as consideration for the Lenders' commitment hereunder, subject to the terms hereof, to lend to the Borrowers under the Revolving Facility, the Borrowers shall pay a fee to the Agent, from the Effective Date until the Termination Date, in an amount equal to 0.25% per annum of the average daily unused portion of the Total Credit Facility, payable monthly in arrears on the first day of each month and on the date of any permanent reduction in the Total Credit Facility.

           1.10.2 Facility Fee. The Borrowers shall pay to the Agent a closing fee in the amount of 0.25% of the Total Credit Facility and in consideration of the making of Loans under this Agreement and in order to compensate the Agent for the costs associated with structuring, processing, approving and closing the Revolving Facility and the Initial Advances, but excluding expenses for which the Borrowers have agreed elsewhere in this Agreement to reimburse the Agent. The closing fee shall be fully earned on the Effective Date (notwithstanding any deferral and or forgiveness of payment thereof as provided below) and shall be paid by the Borrowers on the Effective Date.

           1.10.3 Quarterly Audit Fee. Borrowers shall be responsible for all Agent's audit fees incurred prior to the Effective Date. After the Effective Date, for services performed by the Agent in connection with its continuing administration of this Agreement and the credit facilities provided hereunder and for monitoring the Collateral, the Borrowers shall pay to the Agent an auditing fee of $500/day per auditor not to exceed $2,500.00 per quarter plus expenses, payable so long as any Secured Obligation shall remain outstanding or the Facilities shall not have been terminated.

           1.10.4 Letter of Credit Fee. The Borrowers shall pay to Agent, for the account of the Letter of Credit Bank, a non-refundable Letter of Credit Fee (the "Letter of Credit Fee") equal to one and one quarter (1.25%) percent per annum of the stated amount of each Letter of Credit outstanding pursuant to this Agreement. The Letter of Credit Fee for each Letter of Credit shall be payable quarterly in advance on the issuance date of such Letter of Credit (for the remainder of any calendar quarter then in effect), and on the first fay of each calendar quarter thereafter. In addition, the Borrowers shall pay to Agent, for the account of the Letter of Credit Bank, on demand, the drawing, transfer and other fees relating to Letters of Credit customarily charged by the Letter of Credit Bank.

           1.10.5 General. All fees shall be fully earned by the Lenders and/or Agent when due and payable and, except as otherwise set forth herein or required by applicable law, shall not be subject to refund or rebate. All fees are for compensation for services and are not, and shall not be deemed to be, interest or a charge for the use of money.

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     1.11  Manner of Payment.

           1.11.1 Each payment (including prepayments) by the Borrowers on account of the principal of or interest on the Advances or of any fee or other amounts payable to the Agent for its own account or for the account of the Lenders or the Letter of Credit Bank under this Agreement or any Note shall be made not later than 1:30 p.m. on the date specified for payment under this Agreement (or if such day is not a Business Day, the next succeeding Business Day) to the Agent at the Agent's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever.

           1.11.2 The Borrowers hereby irrevocably authorize the Agent and Letter of Credit Bank to charge any account of a Borrower maintained with the Agent or Letter of Credit Bank with such amounts as may be necessary from time to time to pay any Secured Obligations which are not paid when due (after giving effect to any applicable grace period).

     1.12 Statements of Account. The Agent will account to the Borrowers within 30 days after the end of each calendar month with a statement of Revolving Loans, charges and payments made pursuant to this Agreement during such calendar month, and such account rendered by the Agent shall be deemed an account stated as between the Borrowers and the Agent.

     1.13  Reduction of Revolving Facility and Termination of Agreement

           1.13.1  Reduction of Revolving Facility.

                   1.13.1.1 The Borrowers shall have the right, at any time and from time to time, upon at least 30 days prior irrevocable, written notice of Agent, to reduce permanently all or a portion of the Revolving Facility; PROVIDED, HOWEVER, that any such partial reduction shall be made in increments of not less than $5,000,000. Any request for reduction over $5,000,000 shall be in increments of not less than $5,000,000. As of the date of reduction as set forth in such notice, the Revolving Facility shall be permanently reduced to the amount stated in the Borrowers' notice for all purposes herein, and the Borrowers shall pay the amount necessary to reduce the amount of the Revolving Loans outstanding under the Revolving Facility as so reduced, together with accrued interest on the amounts so prepaid. Upon such reduction, each Lender's Commitment shall be reduced pro rata according to the amount of such reduction.

                   1.13.1.2 The amount of the Revolving Facility shall be automatically reduced to zero on the Termination Date.

                   1.13.1.3 The Revolving Facility or any portion thereof reduced pursuant to this SECTION 3.5 may not be reinstated.

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           1.13.2  Termination of Agreement. The Borrowers shall have the right, at any time, to terminate this Agreement upon not less than thirty (30) Business Days prior written notice to the Agent of the Borrowers' intention to terminate this Agreement, which notice shall specify the effective date of such termination; PROVIDED, HOWEVER, that the effective date of such termination shall not be less than 90 days after the Effective Date. On the date specified in such notice, such termination shall be effected; PROVIDED that the Borrowers shall, on or prior to such day, (1) pay to the Agent, in same day funds, an amount equal to the aggregate amount of all Revolving Loans, Overadvance Advances and Letter of Credit Obligations outstanding on such date, together with accrued interest thereon, all fees payable pursuant to SECTION 3.2 accrued from the date last paid through the effective date of termination, any amounts payable to the Agent pursuant to the other provisions of this Agreement, including, without limitation, SECTIONS 10.2, 13.12 and 13.13 and any and all other Secured Obligations then outstanding, (2) provide the Agent with an indemnification agreement in form and substance satisfactory to the Agent with respect to returned and dishonored items and such other matters as the Agent shall require.

     1.14 Prepayments of Advances with the LIBOR Interest Rate. Borrowers may prepay any Advance for which Borrowers have elected the LIBOR Interest Rate without penalty only on the last day of the applicable LIBOR Interest Period, and if any such prepayment is made on the day that is not the last date of the applicable LIBOR Interest Period, and if requested by Agent, the Borrowers shall pay to Agent a prepayment penalty in an amount equal to, at Agent's option, either (x) such compensation as may be due to Agent or Lenders under SECTION 3.7 hereof or (y) the excess (if any) of (1) the interest that would have been payable with respect to such Advance at the LIBOR Interest Rate for the remainder of such LIBOR Interest Period based on the LIBOR Interest Rate originally applicable to such LIBOR Interest Period over (2) the interest that would have been payable with respect to such Loan at the LIBOR Interest Rate for the remainder of such LIBOR Interest Period based on the LIBOR Interest Rate as in effect on the date of such prepayment.

     1.15 Funding Losses. The Borrowers shall compensate Lenders and Agent, upon Agent's written request to the Borrowers (which request shall set forth the basis for requesting such amounts in reasonable detail and which request shall be made in good faith and, absent manifest error, shall be final, conclusive and binding upon all the parties hereto), for all losses, expenses and liabilities (including, without limitation, any interest paid by Lenders, or Agent to Lenders of funds borrowed by it to make or carry its Loans with LIBOR Interest Rates hereunder, in either case to the extent not recovered by Lenders in connection with the re-employment of such funds and including loss of anticipated profits), which Lenders may sustain: (i) if for any reason (other than a default by Lenders) a borrowing of any Advance with LIBOR Interest Rate does not occur on the date specified therefor in a notice of conversion/continuation given by Borrowers under SECTION 3.1.2 of this Agreement, (ii) if any repayment (including any prepayment) of any Advance at the LIBOR Interest Rate occurs on a date which is not the last day of an Interest Period applicable thereto (except that any Lender may elect to receive the prepayment penalty specified in SECTION 3.6 above in lieu of compensation under this SECTION 3.7), or (iii) if, for any reason, the Borrowers default in their obligation to repay

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Advance with the LIBOR Interest Rate when due as required by the terms of this
Agreement.


     1.16 Increased Costs and Reduced Returns. The Borrowers agree that if any law now or hereafter in effect and whether or not presently applicable to the Lenders or Agent or any request, guideline or directive of any Governmental Authority (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) or the interpretation or administration thereof by any Governmental Authority, shall either (a)(i)impose, affect, modify or deem applicable any reserve, special deposit, capital maintenance or similar requirement against any Advance, (ii) impose on the Lender or the Agent any other condition regarding any Advance, this Agreement, the Note or the facilities provided hereunder, or (iii) result in any requirement regarding capital adequacy (including any risk-based capital guidelines) affecting the Lenders or Agent being imposed or modified or deemed applicable to the Lenders or Agent, or (b) subject the Lenders or Agent to any Taxes, including any Taxes on the recording, registration, notarization or other formalization of the Advances or the Note, and the result of any event referred to in CLAUSE (A) or
(B) above shall be to increase the cost to the Lenders or Agent of making, funding or maintaining any Advance or to reduce the amount of any sum receivable by the Lenders or Agent, or the Lenders' rate of return on capital with respect to any Advance to a level below that which the Agent or the Lenders could have achieved but for such imposition, modification or deemed applicability (taking into consideration the Agent's or the Lender's policies with respect to capital adequacy) by an amount deemed by the Agent (in the exercise of its discretion) to be material, then, upon demand by the Agent, the Borrowers shall immediately pay to the Agent additional amounts which shall be sufficient to compensate the Lenders for such increased cost, tax or reduced rate of return. A certificate of the Agent to the Borrowers claiming compensation under this SECTION 3.8 shall be final, conclusive and binding on all parties for all purposes in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such compensation, the additional amount or amounts to be paid to it hereunder and the method by which such amounts were determined. In determining such amount, the Agent may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, the Agent shall not be entitled to demand, and the Borrowers shall not be required to pay compensation pursuant to this Section attributable to a period more than 90 days prior to the date of such notice and certificate.

     1.17  Unconditional and Absolute Guaranty.

           1.17.1 Guaranty. As to the Secured Obligations extended directly to or incurred directly by each other Borrower, each Borrower hereby unconditionally guarantees the punctual payment when due, whether at stated maturity, by reason of acceleration or otherwise, and performance of all Secured Obligations now or hereafter existing under this Agreement, the Note or any other Loan Document, whether for principal, interest, fees, expenses or otherwise (such obligations, as to each Borrower in respect of the Secured Obligations extended to or incurred directly by each other Borrower, the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable fees and expenses of counsel) incurred by
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     SECTION 3.9. Without limiting the generality of the foregoing, liability hereunder shall extend to all amounts which constitute part of a Borrower's Guaranteed Obligations and would be owed by any other Borrower to the Agent or Lenders under any Loan Document but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such other Borrower. In addition, each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Advance made to any other Borrower or such other amounts payable by such other Borrower to the Agent or Lenders, it will forthwith pay the same, without further notice or demand. The Borrowers acknowledge their business interrelationship and hereby confirm to the Agent and the Lenders the benefits to each Borrower by reason of the transactions contemplated by this Agreement.

           1.17.2 No Release. No payment or payments made by any of the Borrowers or any other Person or received or collected by the Agent from any of the Borrowers or any other Person by virtue of any action or proceeding or any set-off or reduction of or in payment of the Guaranteed Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any other Borrower under this SECTION 3.9, which shall, notwithstanding any such payment or payments other than payments made by such party in respect of the Guaranteed Obligations or payments received or collected from such party in respect of the Guaranteed Obligations, remain liable for the Secured Obligations until the Secured Obligations are paid in full and the Facilities terminated.

           1.17.3 Guarantee Absolute. Each Borrower guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The guarantee contained in this
     SECTION 3.9 is a continuing guarantee of payment and not of collection; all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The liabilities under this guarantee shall be absolute and unconditional irrespective of:


                   1.17.3.1 any lack of validity or enforceability of any Loan Documents or any other agreement or instrument relating thereof;

                   1.17.3.2 any change in the time, manner or place of payment of, or in any other term of, all or any part of the Guaranteed Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including, but not limited to, any increase in the Guaranteed Obligations resulting from the extension of additional credit to a Borrower or otherwise;

                   1.17.3.3 any taking, exchange, release or non-perfection of any

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           Collateral, or any release or amendment or waiver of or consent to departure from any other guarantee, for all or any of the Guaranteed Obligations;

                   1.17.3.4 any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other assets of a Borrower;

                   1.17.3.5 any change, restructuring or termination of the corporate structure or existence of a Borrower; or

                   1.17.3.6 any other circumstances which might otherwise constitute a defense available to, or a discharge of a Borrower or a guarantor.

           This guarantee shall continue to be effective or be reinstated as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent upon the insolvency, bankruptcy or reorganization of a Borrower or otherwise, all as though such payment has not been made.

           1.17.4 Waivers. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice (except any notice specifically provided for in this Agreement) with respect to any of the Guaranteed Obligations and this guarantee and any requirement that the Agent protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against a Borrower may otherwise have under applicable law.

           1.17.5  Survival. This guarantee is a continuing guaranty and shall
     (i) remain in full force and effect until indefeasible payment in full (after the Termination Date) of the Guaranteed Obligations and all other amounts payable under this guarantee, (ii) be binding upon each Borrower, their respective successors and assigns, and (iii) inure to the benefit of and be enforceable by the Agent, Lenders and their successors, transferees and assigns. Without limiting the generality of the foregoing CLAUSE (III), the Lenders may assign or otherwise transfer all or any portion of their rights and obligations under the Loan Documents (including, but not limited to, all or any portion of the Advances and the Note) to any other Person, and the assignee shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise.

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     1.18  Authorized Borrowed Representative. Each of American Aero and any
Additional Borrower hereby appoints Aero as its authorized representative and instructs the Agent and the Lenders to accept from Aero all requests for borrowings and instructions as to disbursement of proceeds thereof, to deliver to Aero on behalf of American Aero, and any Additional Borrower all account statements and other notices hereunder and otherwise to deal with Aero as the representative of American Aero and any Additional Borrower for all purposes under this Agreement, and the Agent and the Lenders shall be fully protected in accepting and relying upon any such request or instructions or related item from Aero.

     1.19 Pro-Rata Borrowings. All borrowings of Advances (other than Overadvance Advances) under this Agreement shall be made by the Lenders, severally, on a pro-rata basis of their Commitment. It is understood that no Lender shall be responsible for any default by any other Lender of its obligation to make Revolving Loans hereunder and that each Lender shall be obligated to make the Revolving Loans to be made by it hereunder, regardless of the failure of any other Lender to fulfill its commitments.


                                  ARTICLE IV
                             CONDITIONS PRECEDENT

     1.20 Conditions Precedent to Initial Advances. Notwithstanding any other provision of this Agreement, the Lenders' obligation to make the Initial Advances is subject to the fulfillment of each of the following conditions prior to or contemporaneously with the making of such Advances:

           1.20.1 Closing Documents. The Agent shall have received each of the following, all of which shall be satisfactory in form and substance to the Agent and its counsel:

                   1.20.1.1 this Agreement, duly executed and delivered by Borrowers;

                   1.20.1.2 the Note dated the Effective Date and duly executed and delivered by the Borrowers;

                   1.20.1.3 certified copies of the certificate of articles of organization and operating agreement and member agreements (or articles of incorporation, bylaws, and shareholder agreement if such Borrower is a corporation) of each Borrower as in effect on the Effective Date and all entity action, including member or shareholder approval, if necessary, taken by each Borrower and/or its members or shareholders to authorize the execution, delivery and performance of this Agreement and the other Loan Documents and the borrowing under this Agreement.

                   1.20.1.4 certificates of incumbency and specimen signatures with respect to each of the members and/or officers of each Borrower and the manager (or the officers of each member and/or manager who is a corporation or other entity) who

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           are authorized to execute and deliver this Agreement or any other
           Loan Document on behalf of such Borrower or any document, certificate or instrument to be delivered in connection with this Agreement or the other Loan Documents and to request borrowings under this Agreement.

                   1.20.1.5 a certificate evidencing the good standing of each Borrower in the jurisdiction of its organization and in each other jurisdiction in which it is qualified as a foreign corporation to transact business;

                   1.20.1.6 the Pledge Agreement duly executed and delivered by Aero;

                   1.20.1.7 Financing Statements duly executed and delivered by each Borrower, and evidence satisfactory to the Agent that the Financing Statements have been filed in each jurisdiction where such filing may be necessary or appropriate to perfect the Security Interest;

                   1.20.1.8 a Schedule of Receivables, prepared as of May 31, 1998;

                   1.20.1.9 a Schedule of Equipment, prepared as of May 31, 1998;

                   1.20.1.10 a Schedule of Inventory, prepared as of May 31, 1998;

                   1.20.1.11 a Borrowing Base Certificate prepared as of the Effective Date duly executed and delivered by the chief financial officer of each Borrower demonstrating availability under the Revolving Loans, after giving effect to the Initial Advances, of not less than $4,000,000, together with such additional evidence of such availability as the Agent shall require;

                   1.20.1.12 a letter from the Borrowers to the Agent requesting the first advances under this Agreement (the "Initial Advances") and specifying the method of disbursement;

                   1.20.1.13 copies of all financial statements referred to in
           SECTION 5.1.13 and meeting the requirements thereof;

                   1.20.1.14 a certificate of the President of each Borrower stating that, to the best of his knowledge, (a) all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Effective Date, both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, and (b) no Default or Event of Default exists;

                   1.20.1.15 evidence satisfactory to the Agent of the release and

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           termination of (or, at the option of the Lender, agreement to release and terminate) all Liens other than Permitted Liens;

                   1.20.1.16 a signed opinion of Adams and Reese, L.L.P., counsel for the Borrowers, and such local counsel as the Agent shall deem necessary or desirable, opining as to such matters in connection with this Agreement as the Agent or its counsel may reasonably request;

                   1.20.1.17 copies of each of the other Loan Documents duly executed by the parties thereto with evidence satisfactory to the Lender and its counsel in their reasonable judgment of the due authorization, binding effect and enforceability of each such Loan Document on each such party and such other documents and instruments as the Agent may reasonably request.

           1.20.2 Acquisitions. The assets of Titan Industries, Inc. shall be transferred to American Aero, and the assets listed on SCHEDULE 4.1.2 shall have been transferred to American Aero;

           1.20.3 Preferred Interests. The sale of the preferred equity interests listed in SCHEDULE 4.1.3 in Aero shall have been consummated and the consideration therefor shall have been fully paid.

           1.20.4 Appraisals. Receipt by Agent of a Real Estate Appraisal and Equipment Appraisal acceptable and satisfactory to Agent, in its sole and absolute discretion.

           1.20.5 Environmental Report. Receipt by Agent of Environmental Reports on the Real Estate in form and content acceptable to Agent, in its sole and absolute discretion.

           1.20.6 Title Policies. Receipt by Agent of the Title Policies, acceptable and satisfactory to Agent, in its sole and absolute discretion.

           1.20.7 Survey. Receipt by Agent of surveys of the Real Estate certified to Lenders, in a form satisfactory to Agent, in its sole discretion.

           1.20.8 Insurance. Receipt of Agent of proof of and certificates of the insurance required on the Collateral, including Real Estate, herein and in the Security Documents by Agent acceptable to Agent, in its sole and absolute discretion.


           1.20.9 Audit. Receipt by Agent of an audit report based on a field examination conducted by Agent or outside auditors selected by Agent, acceptable to Agent, in its sole and absolute discretion.

           1.20.10 No Injunctions, Etc. No action, proceeding, investigation, regulation or

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     legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit or to obtain substantial damages in respect of or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby or which, in the Agent's sole discretion, would make it inadvisable to consummate the transactions contemplated by this Agreement.

           1.20.11 Material Adverse Change. As of the Effective Date, there shall not have occurred any change which, in the Agent's sole and absolute determination, has had or may have a Materially Adverse Effect as compared to the condition of the Borrowers presented by the most recent unaudited financial statements of the Borrowers described in SECTION 5.1.13 or as compared to the condition of the Borrowers presented by preliminary drafts of audited financial statements of the Borrowers for the fiscal year of the Borrowers ended December 31, 1997.

           1.20.12 Solvency. The Agent shall have received evidence satisfactory to Agent that, after giving effect to the Initial Advances (i) each Borrower has assets (excluding goodwill and other intangible assets not capable of valuation) having value, both at fair value and at present fair saleable value, greater than the amount of its liabilities, and (ii) each Borrowers' assets are sufficient in value to provide such Borrower with sufficient working capital to enable it profitably to operate its business and to meet its obligations as they become due, and (iii) each Borrower has adequate capital to conduct the business in which it is and proposes to be engaged. Such evidence shall include a Consolidated and consolidating balance sheet of Aero and its Consolidated Subsidiaries at May 31, 1998, prepared by the Borrowers on a pro forma basis, giving effect to the transactions contemplated by this Agreement and setting forth the assumptions in which such balance sheet was prepared, together with a restatement, to the extent necessary, of such balance sheet to reflect the fair saleable value of the assets of the Borrowers; forecasted financial statements consisting of balance sheets, cash flow statements and income statements of Aero and its Consolidated Subsidiaries, giving effect to the transactions contemplated by this Agreement and reflecting projected borrowings hereunder and setting forth the assumptions on which such forecasted financial statements were prepared, covering the five-year period commencing on May 31, 1998, and prepared on a quarterly basis for the first 12 months and on an annual basis for each of the four years thereafter; and such other evidence as the Agent shall require supporting the representation and warranty of the Borrowers set forth in SECTION 4.1.10, including without limitation, a certificate of the chief financial officer of the Borrowers in the form of EXHIBIT 4.1.12.

     1.21 All Advances. At the time of making of each Advance, including the Initial Advances:

           1.21.1 all of the representations and warranties made or deemed to be made under this Agreement shall be true and correct at such time both with and without giving effect to

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     the Advances to be made and the application of the proceeds thereof, except that representations and warranties which, by their terms, are applicable only to the Effective Date shall be required to be true and correct only as of the Effective Date,

           1.21.2  the entity actions of the Borrowers referred to in SECTION
     4.1.1.2 shall remain in full force and effect and the incumbency of officers, members and officers of owners of Borrowers shall be as stated in the certificates of incumbency delivered pursuant to SECTION 4.1.1.3 or as subsequently modified and reflected in a certificate of incumbency delivered to the Agent, and

           1.21.3 the Agent may, without waiving either condition, consider the conditions specified in SECTIONS 4.2.1 AND 4.2.2 fulfilled and a representation by the Borrowers to such effect made if no written notice to the contrary is received by the Agent from the Borrowers prior to the making of the Advances then to be made.

     1.22 Additional Borrower. At the request of the Borrowers then party to this Agreement, and with the consent of the Majority Lenders, which consent may be withheld by the Majority Lenders in their sole and absolute discretion, any Wholly-Owned Subsidiary of Aero (a "Potential Borrower") may become a "Borrower" hereunder upon receipt by the Agent of each of the following, all of which shall be satisfactory in form and substance to the Majority Lenders and their counsel:

           1.22.1 an Additional Borrower Certificate, duly executed and delivered by the Potential Borrower and acknowledged by each Borrower;

           1.22.2 certificates or other items acceptable to Agent in its sole and absolute discretion of the Potential Borrower satisfying the requirements of SECTIONS 4.1.1 THROUGH 4.1.17;

           1.22.3 Financing Statements and Security Agreements duly executed and delivered by the Potential Borrower, and evidence satisfactory to the Agent that such Financing Statements have been filed in each jurisdiction where such filing may be necessary or appropriate to perfect the Security Interest;

           1.22.4 Mortgages or Deeds of Trust duly executed and delivered by the Potential Borrower covering Real Estate owned by the Potential Borrower, and evidence satisfactory to Agent that such Mortgages or Deeds of Trust have been properly recorded in the appropriate jurisdictions;

           1.22.5 Pledge Agreements pledging to Agent the equity interests of Aero in the Potential Borrower, whether membership interests, stock or otherwise.

           1.22.6 a signed opinion of Adams and Reese, L.L.P., counsel for the Potential

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     Borrower and the Borrowers, and such local counsel as the Agent shall deem necessary or desirable, opining as to such matters in connection with this Agreement as the Agent or its counsel may reasonably request;

           1.22.7 updated Schedules to this Agreement as necessary to reflect accurately the addition of the Potential Borrower as a Borrower hereunder; and

           1.22.8 such other documents and instruments as the Majority Lenders may reasonably request.


                                   ARTICLE V
                REPRESENTATIONS AND WARRANTIES OF THE BORROWER

     1.23 Representations and Warranties. The Borrowers represent and warrant to the Lenders and to Agent as follows:

           1.23.1 Organization; Power; Qualification. Each Borrower is an entity, duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has the entity power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which failure to be so qualified and authorized would have a Materially Adverse Effect. The jurisdictions in which each Borrower is qualified to do business as a foreign entity are listed on SCHEDULE 5.1.1.

           1.23.2 Subsidiaries; Ownership of the Borrower; Shareholder Agreements. Except as set forth in SCHEDULE 5.1.2, each Borrower has no Subsidiaries. The outstanding membership interests or stock, as the case may be, of each Borrower has been duly and validly issued. To the extent the Borrower is a limited liability company, the members have made their capital contributions and the number and owners of such interests of such Borrower are set forth on SCHEDULE 5.1.2. To the extent such Borrower is a corporation such stock is fully paid and non-assessable and the owners of such shares of capital stock of each such Borrower is set forth on SCHEDULE
     5.1.2. Except as set forth on SCHEDULE 5.1.2, there are no member agreements, options, subscription agreements, shareholder agreement or other agreements or understandings to which each Borrower is a party in effect with respect to the membership interests or capital stock or other equity interest of such Borrower, including, without limitation, agreements providing for special voting requirements or arrangements for approval of entity actions or other matters relating to entity governance or restrictions on membership interest or share transfer or providing for the issuance of any securities convertible into membership or share interests of such Borrower, any warrants or other rights to acquire any convertible into membership interests, or any agreement that obligates such Borrower, either by its terms or at the election of any other Person, to repurchase such membership interest or shares under any circumstances.

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           1.23.3  Authorization of Agreement, Notes, Loan Documents and
     Borrowing. Each Borrower has the right and power and has taken all necessary action to authorize it to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms and to borrow hereunder. This Agreement and each of the other Loan Documents to which it is a party have been duly executed and delivered by the duly authorized member, agent or officer of each Borrower and each is, or when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, except as the same may be subject to and affected by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws from time to time in effect and affecting the rights of creditors generally and to the extent that the remedy of specific performance or other equitable remedies may be unavailable in any jurisdiction or may be withheld as a matter of judicial discretion.

           1.23.4 Compliance of Agreement, Notes, Loan Documents and Borrowing with Laws, Etc. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which a Borrower is a party in accordance with their respective terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise,
     (i) require any Governmental Approval or violate any applicable law relating to such Borrower or any of its Affiliates, (ii) conflict with, result in a breach of or constitute default under (A) the certificate or articles of organization, certificate or articles of incorporation, operating agreement, bylaws or any members' or shareholders' agreement of such Borrower, (B) any indenture, agreement or other instrument to which such Borrower is a party or by which any of its property may be bound or
     (c) any Governmental Approval relating to the Borrower, or, (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

           1.23.5 Business. Each Borrower is engaged principally in the business described on SCHEDULE 5.1.5.

           1.23.6 Compliance with Law; Governmental Approvals. Except as set forth in SCHEDULE 5.1.6, each Borrower (i) has all Governmental Approvals, including permits relating to federal, state and local Environmental Laws, ordinances and regulations required by any applicable law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of such Borrower, threatened attack by direct or collateral proceeding, and (ii) is in compliance with each Governmental Approval applicable to it and in compliance with all other applicable laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to such Borrower or its properties, except for instances of noncompliance which would not, singly or in the

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     aggregate, cause a Default or Event of Default or have a Materially Adverse
     Effect and in respect of which adequate reserves have been established on the books of such Borrower.

           1.23.7 Titles to Properties. Except as set forth in SCHEDULE 5.1.7, each Borrower has good and marketable title to or a valid leasehold interest in all its Real Estate and valid and legal title to or a valid leasehold interest in all personal property and assets used in or necessary to the conduct of such Borrower's business, including, but not limited to, those reflected on the most recent balance sheet of the Borrowers delivered pursuant to SECTION 5.1.13.

           1.23.8 Liens. Except as set forth in SCHEDULE 5.1.8, none of the properties and assets of a Borrower is subject to any Lien, except Permitted Liens. Other than the Financing Statements, no financing statement under the Uniform Commercial Code of any state which names a Borrower as debtor and which has not been terminated has been filed in any state or other jurisdiction, and no Borrower has signed any such financing statement or any security agreement authorizing any secured party thereunder to file any such financing statement, except to perfect those Liens listed in SCHEDULE 5.1.8 and Permitted Liens.

           1.23.9 Indebtedness and Guaranties. Set forth on SCHEDULE 5.1.9 is a complete and correct listing of all of each Borrower's (i) Debt and (ii) Guaranties. No Borrower is in default of any material provision of any agreement evidencing or relating to any such Debt or Guaranty.

           1.23.10 Litigation. Except as set forth on SCHEDULE 5.1.10, there are no actions, suits or proceedings pending (nor, to the knowledge of Borrowers, are there any actions, suits or proceedings threatened, nor is there any basis therefor) against or in any other way relating adversely to or affecting any Borrower or any of its property in any court or before any arbitrator of any kind or before or by any governmental body, except actions, suits and proceedings that would not, singly or in the aggregate, have a Materially Adverse Effect.

           1.23.11 Tax Returns and Payments. Except as set forth on SCHEDULE 5.1.11, to the best of Borrowers' knowledge, all United States federal, state and local and foreign national, provincial and local and all other tax returns of each Borrower required by applicable law to be filed have been duly filed, and all United States federal, state and local and foreign national, provincial and local and all other taxes, assessments and other governmental charges or levies upon each Borrower and its property, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under SECTION 7.4. The charges, accruals and reserves on the books of each Borrower in respect of United States federal, state and local taxes and foreign national, provincial and local taxes for all fiscal years and portions thereof since the organization of such Borrower are in the judgment of such Borrower adequate, and such Borrower knows of no reason to anticipate any additional assessments for any of such years which, singly or in the aggregate,

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     might have a Materially Adverse Effect.

           1.23.12 Burdensome Provisions. No Borrower is a party to any indenture, agreement, lease or other instrument, or subject to any charter or other restriction, Governmental Approval or applicable law, compliance with the terms of which might have a Materially Adverse Effect.


           1.23.13 Financial Statements. The Borrowers have furnished to the Agent a copy of (i) the draft unaudited pro forma Consolidated and consolidating balance sheet of Aero and its Consolidated Subsidiaries as at December 31, 1997 and the related statements of income, cash flow and retained earnings for the twelve-month period then ended and (ii) the unaudited pro forma Consolidated and consolidating balance sheet Aero and its Consolidated Subsidiaries as at March 31, 1998 and the related statements of income, cash flow and retained earnings for the four month period then ended and (iii) the unaudited pro forma Consolidated and consolidating balance sheet of Aero and its Consolidated Subsidiaries as at April 30, 1998 and the related statement of income for the one month period then ended. To the best of Borrowers' knowledge, such financial statements are complete and correct and present fairly and in all material respects in accordance with GAAP the financial position of Aero and its Consolidated Subsidiaries as at the dates thereof and the results of operations of Aero and its Consolidated Subsidiaries for the periods then ended. Except as disclosed or reflected in such financial statements, no Borrower had any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of a Borrower.

           1.23.14 Adverse Change. To the best of Borrowers' knowledge, since the date of the most recent audited financial statements described in
     SECTION 5.1.13, (i) no change in the business, assets, liabilities, condition (financial or otherwise), results of operations or business prospects of a Borrower has occurred that has had, or may have, a Materially Adverse Effect, and (ii) no event has occurred or failed to occur which has had, or may have, a Materially Adverse Effect.

           1.23.15 ERISA. No Borrower or any Related Company maintains or contributes to any Benefit Plan other than those listed on SCHEDULE 5.1.15. Each Benefit Plan is in substantial compliance with ERISA, and no Borrower or any Related Company has received any notice asserting that a Benefit Plan is not in compliance with ERISA. No material liability to the PBGC or to a Multiemployer Plan has been, or is expected by a Borrower to be, incurred by such Borrower or any Related Company.


           1.23.16 Absence of Defaults. No Borrower is in default under its certificate or articles of organization, certificate or articles of incorporation, operating agreement or bylaws, and no event has occurred which has not been remedied, cured or waived (i) that constitutes a Default or an Event of Default or (ii) that (x) constitutes or that, with the passage of time or giving of notice, or both, would constitute a default or event of default by a Borrower under any material agreement (other than this Agreement) or judgment, decree or order to which

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     such Borrower is a party or by which such Borrower or any of its properties may be bound, which default or event of default would have a Materially Adverse Effect, or (y) would require such Borrower to make any payment thereunder prior to the scheduled maturity date therefor.

           1.23.17 Accuracy and Completeness of Information. All written information, reports and other papers and data produced by or on behalf of a Borrower and furnished to the Agent were, at the time the same were so furnished, complete and correct in all material respects to the extent necessary to give the recipient a true and accurate knowledge of the subject matter, no fact is known to a Borrower which has had, or may in the future have (so far as such Borrower can foresee), a Materially Adverse Effect which has not been set forth in the financial statements or disclosure delivered prior to the Effective Date, in each case referred to in SECTION 5.1.13, or in such written information, reports or other papers or data or otherwise disclosed in writing to the Agent prior to the Effective Date. No document furnished or written statement made to the Agent or the Lenders by a Borrower in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of such Borrower or omits or will omit to state a material fact necessary in order to make the statements contained therein not misleading.

           1.23.18 Solvency. In each case after giving effect to the Indebtedness represented by the Loans outstanding and to be incurred and the transactions contemplated by this Agreement, each Borrower is solvent, having assets of a fair value which exceeds the amount required to pay its debts (including contingent, subordinated, unmatured and unliquidated liabilities) as they become absolute and matured, and each Borrower is able to and anticipates that it will be able to meet its debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged.

           1.23.19 Status of Receivables. Each Receivable reflected in the computations included in any Borrowing Base Certificate meets the criteria enumerated in CLAUSES (A) through (P) of the definition of Eligible Receivables, except as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to the Lender.

           1.23.20 Chief Executive Office. The chief executive office of each Borrower and the books and records relating to the Receivables are located at the address or addresses set forth on SCHEDULE 5.1.20, and except as set forth SCHEDULE 5.1.20 such Borrower has not maintained its chief executive officer or the books and records relating to any Receivable at any other address at any time during the five (5) years immediately preceding the Agreement Date.

           1.23.21 Equipment. The Equipment is located in either Louisiana, Alabama or Texas.

           1.23.22 Real Property. Set forth on SCHEDULE 5.1.22 is the address (street, city, county and state) of each parcel of Real Estate owned or leased by a Borrower.

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           1.23.23 Corporate and Fictitious Names: Trade Names. Except as
     otherwise disclosed on SCHEDULE 5.1.23, during the one-year period preceding the Agreement Date, each Borrower or its predecessors has not been known as or used any corporate or fictitious name other than the entity name of such Borrower on the Effective Date. All trade names or styles under which a Borrower creates Receivables, or to which instruments in payment of Receivables are made payable, are listed on SCHEDULE 5.1.23.


           1.23.24 Federal Regulations. No Borrower is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulations G and U of the Board of Governors of the Federal Reserve System).

           1.23.25 Investment Company Act. No Borrower is an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

           1.23.26 Employee Relations. Except as set forth on SCHEDULE 5.1.26, no Borrower is party to any collective bargaining agreement nor has any labor union been recognized as the representative of a Borrower's employees; no Borrower knows of any pending, threatened or contemplated strikes, work stoppage or other labor disputes involving its employees or those of its Subsidiaries.

           1.23.27 Intellectual Property. Each Borrower owns or possesses all Intellectual Property required to conduct its business as now and presently planned to be conducted without, to its knowledge, conflict with the rights of others, and SCHEDULE 5.1.27 lists all Intellectual Property owned by each Borrower.

           1.23.28 Bank Accounts, Lockboxes, Etc. SCHEDULE 5.1.28 is a complete and correct list of all checking accounts, deposit accounts, lockboxes and other bank accounts maintained by any Borrower.

     1.24 Survival of Representations and Warranties, Etc. All representations and warranties set forth in this ARTICLE V and all statements contained in any certificate, financial statement or other instrument delivered by or on behalf of a Borrower pursuant to or in connection with this Agreement or any of the Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Advance, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Agent or Lenders or any borrowing hereunder.

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                                  ARTICLE VI
                             COLLATERAL COVENANTS


     In addition, not in lieu of any covenants contained in the Security Documents, until the Facilities have been terminated and all the Secured Obligations have been indefeasibly paid in full, unless the Required Lenders shall otherwise consent in the manner provided in SECTION 13.11:

     1.25 Verification and Notification. The Agent shall have the right (a) at any time and from time to time, in the name of the Agent or in the name of the applicable Borrower, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, telegraph or otherwise, and (b) upon the occurrence and during the continuance of an Event of Default, to notify the Account Debtors or obligors under any Receivables of the assignment of such Receivables to the Agent, for the account of the Lenders, and to direct such Account Debtor(s) or obligors to make payment of all amounts due or to become due thereunder directly to the Agent and, upon such notification and at the expense of such Borrower, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Borrower might have done.

     1.26  Disputes, Returns and Adjustments.

           1.26.1 In the event amounts due and owing under Receivables in excess of $250,000 are in dispute between the Account Debtor and a Borrower, such Borrower shall provide the Agent with prompt written notice thereof.

           1.26.2 Each Borrower shall notify the Agent promptly of all material returns and credits in respect of Receivables, which notice shall specify the Receivables affected.

           1.26.3 Each Borrower may, in the ordinary course of business and prior to a Default or an Event of Default, grant any extension of time for payment of any Receivable or compromise, compound or settle the same for less than the full amount thereof or release wholly or partly any Person liable for the payment thereof or allow any credit or discount whatsoever thereon; PROVIDED, THAT, (i) no such action results in the reduction of more than $250,000 in the amount payable with respect to Receivable of any Account Debtor or of more than $250,000 with respect to all Receivables in any fiscal year of the Borrowers, and (ii) the Agent is promptly notified of the amount of such adjustments and the Receivable(s) affected thereby.

     1.27 Invoices. Upon the request of the Agent, the Borrowers shall deliver to the Agent, at the Borrowers' expense, copies of customers' invoices or the equivalent, original shipping and delivery receipts or other proof of delivery, customers' statements, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to Receivables and such other documents and information relating to the Receivables as the Agent shall specify.

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     1.28  Delivery of Instruments. In the event any Receivable in an amount in excess of $250,000 is, or Receivables in excess of $250,000 in the aggregate are, at any time evidenced by a promissory note or notes, trade acceptance or any other instrument for the payment of money, the applicable Borrower shall not endorse, negotiate or otherwise transfer such notes, trade acceptances or other instruments to any Person other than Agent; PROVIDED, THAT, such Receivable is included in the Borrowing Base.

     1.29  Ownership and Defense of Title.

           1.29.1 Except for Permitted Liens, a Borrower shall at all times be the sole owner of each and every item of Collateral and shall not create any Lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a security interest or security title in or otherwise dispose of, any of the Collateral or any interest therein, except as otherwise expressly contemplated herein or in the Security Document. Except as otherwise provided in the Security Documents, Borrowers shall be allowed to sell Inventory in the ordinary course of business.

           1.29.2 Each Borrower shall defend its title in and to the Collateral and shall defend the Security Interest in the Collateral against the claims and demands of all Persons.

           1.29.3 In addition to, and not in derogation of, the foregoing and the requirements of any of the Security Documents, each Borrower shall (i) protect and preserve all properties material to its business, including Intellectual Property and maintain all tangible property in good and workable condition in all material respects, with reasonable allowance for wear and tear, and (ii) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     1.30 Insurance. Each Borrower shall at all times maintain insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by applicable law, including such public liability, products liability, third party property damage and business interruption insurance as is consistent with reasonable business practices, and from time to time deliver to the Agent upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

     1.31 Location of Offices and Collateral. No Borrower will change the location of its chief executive office or the place where it keeps its books and records relating to the Collateral or change its name, identity or corporate structure without giving the Agent thirty (30) days' prior written notice thereof.

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     1.32  Records Relating to Collateral. Each Borrower will at all times keep complete and accurate records of all Collateral.

     1.33 Inspection. The Lenders and Agent (by any of their officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of a Borrower, at any time or times (prior to the occurrence of a Default or Event of Default, during normal business hours) to (a) visit the properties of such Borrower, inspect the Collateral and the other assets of such Borrower and its Subsidiaries and inspect and make extracts from the books and records of such Borrower and its Subsidiaries, including, but not limited to, management letters prepared by independent accountants, all during customary business hours at such premises,
(b) discuss such Borrower's business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of the Agent or Lenders hereunder or under any of the Loan Documents, with such Borrower's and its Subsidiaries' (i) principal officers,
(ii) independent accountants and other professionals providing services to such Borrower, and (iii) any other Person (except that any such discussion with any third parties shall be conducted only in accordance with the Agent's standard operating procedures relating to the maintenance of confidentiality of confidential information of Borrowers), and (c) verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral and in this connection to review, audit and make extracts from all records and files related to any of the Collateral. Each Borrower will deliver to the Agent any instrument necessary to authorize an independent accountant or other professional to have discussions of the type outlined above with the Agent or for the Agent to obtain records from any service bureau maintaining records on behalf of such Borrower.

     1.34 Maintenance of Equipment. Each Borrower shall maintain all physical property that constitutes Equipment in good and workable condition in all material respects, with reasonable allowance for wear and tear, and shall exercise proper custody over all such property, except to the extent the failure to do any of the foregoing does not have a Materially Adverse Effect.

     1.35  Information and Reports.

           1.35.1 Schedule of Receivables. The Borrowers shall deliver to the Agent (i) on or before the Effective Date, a Schedule of Receivables as of a date not more than three (3) Business Days prior to the Effective Date setting forth a detailed aged trial balance of all of their then existing Receivables, specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on a Receivable so listed, and
     (ii) no later than 30 days after the end of each month, a Schedule of Receivables as of the last Business Day of the immediately preceding month setting forth (A) a detailed aged trial balance of all the Borrowers then existing Receivables, specifying the name of and the balance due from (and any rebate due to) each Account Debtor obligated on a Receivable so listed and (B) a reconciliation to the Schedule of Receivables delivered in respect of the next preceding month.

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           1.35.2  Schedule of Inventory. The Borrowers shall deliver to Agent
     (i) on or before the Effective Date, a Schedule of Inventory as of a date not more than three (3) Business Days prior to Effective Date (ii) no later than thirty (30) days after the end of a month, a Schedule of Inventory dated as of the last business Day of the immediately preceding month.

           1.35.3 Schedule of Equipment. The Borrowers shall deliver to Agent on or before the Effective Date, a Schedule of Equipment as of a date not more than three (3) Business Days prior to Effective Date.

           1.35.4 Borrowing Base Certificate. The Borrowers shall deliver to the Agent not later than fifteen (15) days from the last day of each month, a Borrowing Base Certificate prepared as of the close of business on the last day of such month signed by Borrowers' chief financial officers or other employees of Borrowers acceptable to Agent.

           1.35.5 Notice of Diminution of Value. The Borrowers shall give prompt notice to the Agent of any matter or event which has resulted in, or may result in, the actual or potential diminution in excess of $250,000 in the value of any of its Collateral, except for any diminution in the value of any Collateral in the ordinary course of business which has been appropriately reserved against, as reflected in the financial statements previously delivered to the Agent pursuant to ARTICLE VIII.

           1.35.6 Certification. Each of the schedules delivered to the Agent pursuant to this SECTION 6.11 shall be certified by the chief financial officer or other employee of the Borrowers acceptable to Agent to be true, correct and complete as of the date indicated thereon.

           1.35.7 Other Information. The Agent or the Lenders may, in its reasonable discretion, from time to time require the Borrowers to deliver the schedules described in SECTION 6.11.1, 6.11.2 AND 6.11.3 more or less often and on different schedules than specified in such Section, and the Borrowers will comply with such requests. The Borrowers shall also furnish to the Agent or the Lenders such other information with respect to the Collateral as the Agent or the Lenders may from time to time reasonably request.

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     1.36  Power of Attorney. Each Borrower hereby appoints the Agent as its attorney, with power (a) to endorse the name of such Borrower on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Agent's possession, and (b) to sign the name of such Borrower on any invoice or bill of lading relating to any Receivables or other Collateral, on any drafts against customers related to letters of credit, on schedules and assignments of Receivables furnished to the Agent by such Borrower, on notices of assignment, financing statements and other public records relating to the perfection or priority of the Security Interest or verifications of account and on notices to or from customers.


                                  ARTICLE VII
                             AFFIRMATIVE COVENANTS

     The Borrowers covenant and agree that the Borrowers will duly and punctually pay, jointly, severally and in solido, the principal of, and interest on, and all other amounts payable with respect to, the Loans and all other Secured Obligations in accordance with the terms of the Security Documents and the other Loan Documents and that until the Facilities have been terminated and all the Secured Obligations have been indefeasibly paid in full, unless the Required Lenders shall otherwise consent in the manner provided for in SECTION 13.11, each Borrower will:

     1.37 Preservation of Entity Existence and Similar Matters. Preserve and maintain its entity existence, rights, franchises, licenses and privileges in the jurisdiction of its organization and qualify and remain qualified as a foreign limited liability company or corporation, as the case may be, and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

     1.38 Compliance with Applicable Law. Comply with all applicable laws relating to such Borrower.

     1.39 Conduct of Business. Engage only in businesses substantially the same as those conducted on the Effective Date.

     1.40 Payment of Taxes and Claims. Pay or discharge when due (a) all Taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, and (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Borrower, EXCEPT that this SECTION 7.4 shall not require the payment or discharge of any such Tax, assessment, charge, levy or claim which is not yet delinquent or which is being contested in good faith by appropriate proceedings and for which adequate reserves have been established on the appropriate books.

     1.41 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as

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may be necessary to permit the preparation of financial statements in accordance with GAAP.

     1.42 Use of Proceeds. Not use any part of such proceeds to purchase or carry, or to reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation G or U of the Board of Governors of the Federal Reserve System) or for any other purpose which would involve a violation of such Regulation G or U or Regulation T or X of such Board of Governors or for any other purpose prohibited by law or by the terms and conditions of this Agreement.

     1.43 Subordinated Debt. Lenders acknowledge that American Aero has Debt in the original principal amount of $__________ owed to Weatherford Enterra U.S., Limited Partnership and Weatherford U.S., Inc. (collectively "Weatherford"). The Subordinated Debt owed to Weatherford is subject to a Subordination Agreement dated effective as of September 18, 1997 (the "Weatherford Subordination Agreement"). Borrowers shall provide Agent written notice of any defaults under the Subordinated Debt Loan Documents, as defined in the Weatherford Subordination Agreement, together with a copy of any Standstill Notice, as defined in the Weatherford Subordination Agreement. Borrowers acknowledge and agree that if within thirty (30) days prior to the expiration of the Standstill Period Borrowers have not cured such default, Agent shall have the right on behalf of the Lenders, to make an Advance hereunder to pay in full the amounts owed to Weatherford. Any such Advance shall be considered a Revolving Credit Advance; PROVIDED, THAT, if such advance exceeds the ceiling for Revolving Credit Advances, such Advance nevertheless shall constitute Secured Obligations and, as such, shall entitle Lenders to all benefits thereof and security therefor.

     1.44 Accuracy of Information. All written information, reports, statements and other papers and data furnished to the Agent or the Lenders, whether pursuant to ARTICLE VIII or any other provision of this Agreement or any of the other Loan Documents, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Lender true and accurate knowledge of the subject matter.


                                 ARTICLE VIII
                                  INFORMATION

     Until the Facilities have been terminated and all the Secured Obligations have been indefeasibly paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 13.11, the Borrowers will furnish to the Agent at the Agent's Office:

     1.45  Financial Statements.

           1.45.1 Audited Year-End Statements. As soon as available, but in any event within one-hundred twenty (120) days after the end of

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     each fiscal year of the Borrowers, copies of the Consolidated balance sheet of Aero and its Consolidated Subsidiaries as at the end of such fiscal year and the related statements of income, shareholders' or members' equity and cash flow for such fiscal year, in each case setting forth in comparative form the figures for the previous year of such Persons and reported on, without qualification, by a nationally recognized firm of certified public accountants selected by the Borrowers and acceptable to the Agent.

           1.45.2 Monthly Financial Statements. As soon as available, but in any event within 30 days after the end of each accounting month of the Borrowers, copies of the unaudited Consolidated and consolidating balance sheet of Aero and its Consolidated Subsidiaries as at the end of such month and the related unaudited income statement for Aero and its Consolidated Subsidiaries for such month and for the portion of the fiscal year of Aero and its Consolidated Subsidiaries through such month, certified by the chief financial officer of the Borrowers to the best of his knowledge as presenting fairly the financial condition and results of operations of Aero and its Consolidated Subsidiaries as at the date thereof and for the periods ended on such date, subject to normal year end adjustments.

           1.45.3 Annual Budget. As soon as available, but in any event within 60 days before the end of each fiscal year of the Borrowers, a pro forma balance sheet, income statement and statement of cash flows of Aero and its Consolidated Subsidiaries for the next succeeding fiscal year, prepared on a monthly basis, reflecting the Borrowers' reasonable projections.

           1.45.4 Acquisitions. As soon as available, but in any event not later than 30 days prior to the consummation of any Acquisition of a Business Unit by Aero, a pro forma balance sheet of Aero and its Consolidated Subsidiaries as of a date on or about the effectiveness of such Acquisition and giving effect thereto, together with (i) audited balance sheets for the Business Unit to be acquired for the last three (3) years; (ii) projected financial statement giving effect to such Acquisition for the next three (3) years; and (iii) a revision of the annual budget required under SECTION 8.1.3 hereof as may be necessary to reflect the consummation of such Acquisition.

     1.46 Accountants' Certificate. Together with each delivery of financial statements required by SECTION 8.1.1, a certificate of the accountants who performed the audit in connection with such statements (a) stating that they have reviewed this Agreement and that, in making the audit necessary to the issuance of a report on such financial statements, they have obtained no knowledge of any Default or Event of Default or, if such accountants have obtained knowledge of a Default or Event of Default, specifying the nature and period of existence thereof, and (b) setting forth the calculations necessary to establish whether or not the Borrowers were in compliance with the covenants contained in SECTIONS 9.1, 9.2, 9.5 AND 9.6 as of the date of such statements.

     The Borrowers authorize the Agent to discuss the financial condition of the Borrowers with the Borrowers' independent certified public accountants and agree that such discussion or communication shall be without liability to either the Agent or the Borrowers'

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independent certified public accountants. The Borrowers shall deliver a letter addressed to such accountants, upon Agent's request, authorizing them to comply with the provisions of this SECTION 8.2.

     1.47 Officer's Certificate. Together with each delivery of financial statements at the end of each month as required by SECTIONS 8.1.1 AND 8.1.2, a certificate of the Borrowers' Presidents or chief financial officers in the form attached hereto as EXHIBIT 8.3 (a) stating that, based on an examination sufficient to enable him to make an informed statement, no Default or Event of Default exists or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default, and (b) setting forth the calculations necessary to establish whether or not the Borrowers were in compliance with the covenants contained in SECTIONS 9.1, 9.2,
9.5 AND 9.6 as of the date of such statements.

     1.48  Copies of Other Reports.

           1.48.1 Promptly upon receipt thereof, copies of all reports, if any, submitted to a Borrower or its Board of Directors or Managers by its independent public accountants, including, without limitation, all management letters.

           1.48.2 As soon as practicable, copies of all financial statements and reports that Aero shall send to its members or shareholders generally and of all registration statements and all regular or periodic reports that Aero shall file with the Securities and Exchange Commission or any successor commission if Aero becomes required to so.

           1.48.3 From time to time and promptly upon each request, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of the Borrowers as the Agent may reasonably request. The rights of the Agent under this SECTION 8.4.3 are in addition to and not in derogation of its rights under any other provision of this Agreement or any Loan Document.

           1.48.4 If requested by the Agent, statements in conformity with the requirements of Federal Reserve Form G-1 or U-1 referred to in Regulations G and U. respectively, of the Board of Governors of the Federal Reserve System.

     1.49  Notice of Litigation and Other Matters. Prompt notice of:

           1.49.1 the commencement, to the extent a Borrower is aware of the same, of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating adversely to, or adversely affecting, such Borrower or any Affiliate of such Borrower

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     or any of their respective properties, assets or businesses which might, singly or in the aggregate, cause a Default or an Event of Default or have a Materially Adverse Effect,

           1.49.2 any amendment of the certificate or articles of organization, certificate or articles of incorporation, bylaws or operating agreement of a Borrower or any change in the Federal tax identification number of a Borrower,

           1.49.3 any change in the business, assets, liabilities, financial condition, results of operations or business prospects of a Borrower or any Affiliate of such Borrower which has had or may have any Materially Adverse Effect and any change in the President or chief financial officer of a Borrower, and

           1.49.4 any (i) Default or Event of Default, or (ii) event that constitutes or that, with the passage of time or giving of notice or both, would constitute a default or event of default by a Borrower under any material agreement (other than this Agreement) to which such Borrower is a party or by which such Borrower or any of its property may be bound if the exercise of remedies thereunder by the other party to such agreement would have, either individually or in the aggregate, a Materially Adverse Effect.

     1.50 ERISA. As soon as possible and in any event within 30 days after a Borrower knows, or has reason to know, that:

           1.50.1 any Termination Event with respect to a Benefit Plan has occurred or will occur,

           1.50.2 the aggregate present value of the Unfunded Vested Accrued Benefits under all Plans has increased to an amount in excess of $0,

           1.50.3 such Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan required by reason of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, or

           1.50.4 a certificate of the President or the chief financial officer of such Borrower setting forth the details of such of the events described in SECTIONS 8.6.1 through 8.6.3 as applicable and the action which is proposed to be taken with respect thereto and, simultaneously with the filing thereof, copies of any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such of the events described in SECTIONS 8.6.1 through 8.6.3 as applicable.

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                                  ARTICLE IX
                              NEGATIVE COVENANTS


     Until the Facilities have been terminated and all the Secured Obligations have been indefeasibly paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 13.11, the Borrowers will not directly or indirectly:

     1.51  Financial Ratios.

           1.51.1 Minimum Interest Charge Coverage. Permit the ratio of total EBITDA to Interest Expense, in each case on a Consolidated basis for Aero and its Consolidated Subsidiaries, at any time to be less than 1.25 to 1.0:

           1.51.2 Minimum Capital. Permit the Consolidated Net Worth of Aero and its Consolidated Subsidiaries plus the Subordinated Debt at any time to be less than the Net Worth of Aero and its Consolidated Subsidiaries as shown on the pro forma balance sheet provided pursuant to its April 30, 1998 Consolidated and consolidating Balance Sheet. Each fiscal quarter such Consolidated Net Worth shall be adjusted to the greater of (i) the actual increase in actual Net Worth or (ii) by at least 50% of Net Income. There shall be no downward adjustment. For any upward adjustment to be made pursuant to any Acquisition or the merger contemplated in ARTICLE XI, Borrowers shall provide Agent a pro forma Consolidated and consolidating balance sheet, giving effect to such Acquisition or merger, thirty (30) days in advance of the requested adjustment. Any adjustment contemplated by this SECTION 9.1.2 shall require the consent of the Majority Lenders, in their sole and absolute discretion.

           1.51.3 Quarterly Net Loss. Permit any Borrower to have consecutive quarterly Net Losses.

     1.52 Debt. Create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Debt, other than Debt described on SCHEDULE 9.2.

     1.53 Guaranties. Become or remain liable with respect to any Guaranty of any obligation of any other Person, except for the Guaranteed Obligations and Guaranties described on SCHEDULE 9.3.

     1.54 Investments. Acquire any Investment or permit any Investment to be outstanding, other than Permitted Investments.

     1.55 Acquisitions. Acquire any Business Unit that is not in the same or similar business as Borrowers.

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     1.56  Restricted Distributions and Payments. Declare or make any Restricted
Distribution or Restricted Payment other than the Restricted Payment set forth on SCHEDULE 9.6.

     1.57 Merger, Consolidation and Sale of Assets. Merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of all or a substantial portion of its assets to any Person except as set forth on
SCHEDULE 9.7.

     1.58 Transactions with Affiliates. Effect any transaction with any Affiliate on a basis less favorable to a Borrower than would be the case if such transaction had been effected with a Person not an Affiliate.

     1.59 Liens. Create, assume or permit or suffer to exist or to be created or assumed any Lien on any of the property or assets of a Borrower, real, personal or mixed, tangible or intangible, except for Permitted Liens.

     1.60 Operating Leases. Enter into any lease other than a Capitalized Lease which would cause the annual payment obligations of the Borrowers under all leases (other than leases of Real Estate listed on SCHEDULE 9.11 and Capitalized Leases) to exceed $1,000,000 in the aggregate.

     1.61 Benefit Plans. Permit, or take any action which would result in, the aggregate present value of the Unfunded Vested Accrued Benefits under all Benefit Plans of the Borrowers to exceed $0.

     1.62 Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing from such Person of real or personal property which has been or is to be sold or transferred, directly or indirectly, by a Borrower to such Person to exceed $1,000,000 in the aggregate; PROVIDED, THAT, prior to entering into any such arrangement no matter the value, Borrowers shall give Agent ten (10) days notice of such transaction.

     1.63 Amendments of Other Agreements. Amend in any way the interest rate or principal amount or schedule of payments of principal and interest with respect to any Indebtedness (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto.


                                   ARTICLE X
                                    DEFAULT

     1.64 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

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           1.64.1  Default in Payment of Advances. The Borrowers shall default in any payment of principal of, or interest on, any Advance, Reimbursement Obligations or Note when and as due (whether at maturity, by reason of acceleration or otherwise).

           1.64.2 Other Payment Default. The Borrowers shall default in the payment, as and when due, of principal of or interest on, any other Secured Obligation.

           1.64.3 Misrepresentation. Any representation or warranty made or deemed to be made by a Borrower under this Agreement or any other Loan Document or any amendment hereto or thereto shall at any time prove to have been incorrect or misleading in any material respect when made and such default is not cured within thirty (30) days after notice by Agent to Borrowers.

           1.64.4 Defaulting Performance. The Borrowers shall default in the performance or observance of any term, covenant, condition or agreement contained in (i) ARTICLES 6, 7, 8, OR 9, or (ii) this Agreement (other than as specifically provided for otherwise in this SECTION 10.1) and such default is not cured within thirty (30) days after notice by Agent to Borrowers.

           1.64.5 Debt Cross-Default. (i) A Borrower shall fail to pay when due and payable the principal of or interest on any Debt (other than the Advances, Reimbursement Obligations or Note) where the principal amount of such Debt is in excess of $250,000, or (ii) the maturity of any such Debt shall have (A) been accelerated in accordance with the provisions of any indenture, contract or instrument providing for the creation of or concerning such Debt, or (B) been required to be prepaid prior to the stated maturity thereof, or (iii) any event shall have occurred and be continuing which, with or without the passage of time or the giving of notice, or both, would permit any holder or holders of such Debt, any trustee or agent acting on behalf of such holder or holders or any other Person so to accelerate such maturity and such default is not cured within thirty (30) days after notice by Agent to Borrower.

           1.64.6 Other Cross-Defaults. A Borrower shall default in the payment when due or in the performance or observance of any material obligation or condition of any agreement, contract or lease (other than the Security Documents or any such agreement, contract or lease relating to Indebtedness), if the exercise of remedies thereunder by the other party to such agreement could have a Materially Adverse Effect and such default is not cured at the earlier of (i) thirty (30) days after notice from Agent to Borrowers or (ii) the commencement of the exercise of remedies thereunder.

           1.64.7 Voluntary Bankruptcy Proceeding. A Borrower shall (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect), (ii) commence a proceeding seeking to take advantage of any other laws, domestic or foreign,

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     relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts, (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws, (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its property, domestic or foreign, (v) admit in writing its inability to pay its debts as they become due, (vi) make a general assignment for the benefit of creditors, or (vii) take any entity action for the purpose of authorizing any of the foregoing.

           1.64.8 Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against a Borrower in any court of competent jurisdiction seeking (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts, or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Borrower or of all or any substantial part of the assets, domestic or foreign, of such Borrower, and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against such Borrower (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

           1.64.9 Loan Documents. Any event of default or "Event of Default" under any other Loan Document shall occur (and any grace period applicable thereto pursuant to such Loan Document shall have expired) or a Borrower shall default in the performance or observance of any material term, covenant, condition or agreement contained in, or the payment of any other sum covenanted to be paid by such Borrower under, any such Loan Document or any provision of this Agreement, or of any other Loan Document after delivery thereof hereunder, shall for any reason cease to be valid and binding, other than a nonmaterial provision rendered unenforceable by operation of law, or a Borrower or other party thereto (other than the Lender) shall so state in writing, or this Agreement or any other Loan Document, after delivery thereof hereunder, shall for any reason (other than any action taken independently by the Lenders or Agent and except to the extent permitted by the terms thereof) cease to create a valid, perfected and, except as otherwise expressly permitted herein, first priority Lien on, or security interest in, any of the Collateral purported to be covered thereby; provided, however, if such default is a non-monetary default, Borrowers shall have thirty (30) days after notice by Agent to Borrowers in which to cure such default.

           1.64.10 Failure of Agreements. A Borrower shall challenge the validity and binding effect of any provision of any Loan Document after delivery thereof hereunder or shall state in writing its intention to make such a challenge, or any Security Document, after delivery thereof hereunder, shall for any reason (except to the extent permitted by the terms thereof) cease to create a valid and perfected first priority Lien (except for Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby.

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           1.64.11 Judgment. A final, unappealable judgment or order for the payment of money in an amount that exceeds the uncontested insurance available therefor by $1,000,000 or more shall be entered against a Borrower by any court.

           1.64.12 Attachment. A writ of attachment or sequestration or similar process which exceeds $250,000 in value shall be issued against any property of a Borrower or a writ of execution or fieri facias or similar process which exceeds $250,000 in value shall be issued against any property of a Borrower and such there has not been an appropriate bond obtained against such process.

           1.64.13 ERISA. (i) Any Termination Event with respect to a Benefit Plan shall occur that, after taking into account the excess, if ant, of (A) the fair market value of the assets of any other Benefit Plan with respect to which a Termination Event occurs on the same day (but only to the extent that such excess is the property of Borrower) over (B) the present value on such day of all vested nonforfeitable benefits under such other Benefit Plan, results in an Unfunded Vested Accrued Benefit in excess of $0, (ii) any Benefit Plan shall incur an "accumulated funding deficiency" (as defined in Section 412 of the Code or Section 302 of ERISA) for which a waiver has not been obtained in accordance with the applicable provisions of the Code and ERISA, or (iii) a Borrower is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from such Borrower's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan.


           1.64.14 Qualified Audits. The independent certified public accountants retained by the Borrowers shall refuse to deliver an unqualified opinion with respect to the annual financial statements of a Borrower.

           1.64.15 Material Adverse Effect. There occurs any act, omission, situation, circumstance, event or undertaking or combination of acts, omissions, situations, circumstances, events or undertakings which have, or in the sole judgment of the Agent or Required Lenders would likely have, a Materially Adverse Effect.

           1.64.16 Change of Control. Should more than 35% of the interests in Aero International, L.L.C. become owned by any Person other than McGowin I. Patrick, Jr. or Clifton C. Inge, Jr. or who or which was not on the Effective Date a member of Aero International, L.L.C., except pursuant to the Merger pursuant to the Merger Letter Agreement. Should the group composed of the members of Aero International, L.L.C. as of the Effective Date or the group composed of McGowin I. Patrick, Jr., Clifton C. Inge, Jr., Byron A. Adams, Jr., Thomas W. Pritchard and W. Steven McKenzie cease to own 10% of the issued and outstanding stock of the entity which survives the Merger.

           1.64.17 Change of Management. (A) Prior to or the consummation of the Merger pursuant to the Merger Letter Agreement, should the President of Aero International, L.L.C. by any Person who or which was not on the Effective Date a member of Aero International, L.L.C.; or (B) Following the consummation of the Proposed Combination as defined in the Merger Letter Agreement, should more than a majority of the members of the board of

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     directors of Aero International, Inc. (as constituted following consummation of the Proposed Combination as defined in the Merger Letter Agreement) not meet at least one of the following criteria: (i) have been a member of Aero International, L.L.C. on the Effective Date, or be McGowin
     I. Patrick, Jr. or Clifton C. Inge, Jr.; (ii) be nominated for election to such board of directors with the approval of, or elected to such board of directors with the ratification of, at least 80% of (x) the group composed of members of Aero International, L.L.C. as of the Effective Date, as to approvals or ratifications made by shareholders; or (y) the group composed of McGowin I. Patrick, Jr., Clifton C. Inge, Jr., Byron A. Adams, Jr., Thomas W. Pritchard and W. Steven McKenzie, as to approvals or ratifications made by members of the board of directors.

     1.65  Remedies.

           1.65.1  Automatic Acceleration and Termination of Facilities.
     Upon the occurrence of an Event of Default specified in SECTION 10.1.7 OR 10.1.8, (i) the principal of and the interest on the Advances and the Notes at the time outstanding, and all other amounts owed to the Lenders under this Agreement or any of the Loan Documents and all other Secured Obligations, shall thereupon become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) the Facilities and the commitment of the Lenders to make advances thereunder or under this Agreement shall immediately terminate.

           1.65.2 Other Remedies. If any Event of Default (other than as specified in SECTION 10.1.7 OR 10.1.8) shall have occurred and be continuing, the Agent, on behalf of the Lenders, in its sole and absolute discretion, may do any of the following:

                   1.65.2.1 declare the principal of and interest on the Advances and the Notes at the time outstanding, and all other amounts owed to the Lenders, Agent or Letter of Credit Bank under this Agreement or any of the Loan Documents and all other Secured Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

                   1.65.2.2 terminate the Facilities and any commitment of the Lender to make advances hereunder;

                   1.65.2.3 notify, or request the Borrower to notify, in writing or otherwise, any Account Debtor or obligor with respect to any one or more of the Receivables to make payment to the Agent or any agent or designee of the Agent, at such address as may be specified by the Agent, and, if, notwithstanding the giving of

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           any notice, any Account Debtor or other such obligor shall make payments to a Borrower, such Borrower shall hold all such payments it receives in trust for the Lenders, without commingling the same with other funds or property of, or held by, such Borrower and shall deliver the same to the Agent or any such agent or designee immediately upon receipt by such Borrower in the identical form received, together with any necessary endorsements;

                   1.65.2.4 settle or adjust disputes and claims directly with Account Debtors and other obligors on Receivables for amounts and on terms which the Agent considers advisable and in all such cases only the net amounts received by the Agent in payment of such amounts, after deductions of costs and attorneys' fees, shall constitute Collateral, and the Borrowers shall have no further right to make any such settlements or adjustments or to accept any returns of merchandise;

                   1.65.2.5 without notice, demand or other process, and without payment of any rent or any other charge, enter any of the Borrowers' premises and, without breach of the peace, until the Agent completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of the Borrowers' equipment, for the purpose of collecting any Receivable, and the Agent is hereby granted a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the Intellectual Property in connection with the foregoing, and the rights of the Borrowers under all licenses and franchise agreements shall inure to the Agent's benefit (provided, however, that any use of any federally registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby);

                   1.65.2.6 exercise any and all of its rights under any and all of the Security Documents and other Loan Documents;

                   1.65.2.7 apply any cash Collateral to the payment of the Secured Obligations in any order in which the Agent may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents;

                   1.65.2.8 establish or cause to be established one or more lockboxes or other arrangement for the deposit of proceeds of Receivables, and, in such case, the Borrowers shall cause to be forwarded to the Agent at the Agent's Office, on a daily basis, copies of all checks and other items of payment and deposit slips related thereto deposited in such lockboxes, together with collection reports in form and substance satisfactory to the Agent; and

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                   1.65.2.9  exercise all of the rights and remedies of a
           secured party under the UCC (whether or not the UCC is applicable) and under any other applicable law, including, without limitation, the right, without notice except as specified below and with or without taking the possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Agent, for cash, on credit or for future delivery and at such price or prices and upon such other terms as the Lender may deem commercially reasonable. The Borrowers agree that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall also constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     1.66 Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as follows:

           1.66.1 First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including attorneys' fees,

           1.66.2 Second: to the payment of the Secured Obligations (with the Borrowers remaining liable for any deficiency) in any order which the Agent may elect, and

           1.66.3 Third: the balance (if any) of such proceeds shall be paid to the Borrowers or, subject to any duty imposed by law or otherwise, to whomsoever is entitled thereto.

     1.67 Power of Attorney. In addition to the authorizations granted to the Agent or Lenders under SECTION 6.14 or under any other provision of this Agreement or any of the Loan Documents, upon the occurrence and during the continuance of an Event of Default, each Borrower hereby irrevocably designates, makes, constitutes and appoints the Agent (and all Persons designated by the Agent from time to time) as such Borrowers true and lawful attorney and agent in fact, and the Agent or any agent of the Agent may, without notice to Borrowers, and at such time or times as the Agent or any such agent in its sole discretion may determine, in the name of such Borrower or the Agent, (a) demand payment of the Receivables, enforce payment thereof by legal proceedings or otherwise, settle, adjust, compromise, extend or renew any or all of the Receivables or any legal proceedings brought to collect the Receivables, discharge and release the Receivables or any of them and exercise

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all of such Borrower's rights and remedies with respect to the collection of
Receivables, (b) prepare, file and sign the name of such Borrower on any proof of claim in bankruptcy or any similar document against any Account Debtor or any notice of Lien, assignment or satisfaction of Lien or similar document in connection with any of the Collateral, (c) endorse the name of such Borrower upon any chattel paper, document, instrument, notice, freight bill, bill of lading or similar document or agreement relating to the Receivables or any other Collateral, (d) use the stationery of such Borrower, open Borrower's mail, notify the post office authorities to change the address for delivery of such Borrowers' mail to an address designated by the Agent and sign the name of such Borrower to verifications of the Receivables and on any notice to the Account Debtors, (e) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables or other Collateral to which each Borrower or any Subsidiary of each Borrower has access.

     1.68  Miscellaneous Provisions Concerning Remedies.

           1.68.1 Rights Cumulative. The rights and remedies of the Agent and Lenders under this Agreement, the Note and each of the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it or they would otherwise have. In exercising such rights and remedies, the Agent or Lenders may be selective and no failure or delay by the Agent or Lenders in exercising any right shall operate as a waiver of such right nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

           1.68.2 Waiver of Marshaling. Each Borrower hereby waives any right to require any marshaling of assets and any similar right.

           1.68.3 Limitation of Liability. Nothing contained in this ARTICLE X or elsewhere in this Agreement or in any of the Loan Documents shall be construed as requiring or obligating the Lender or any agent or designee of the Lender to make any demand or to make any inquiry as to the nature or sufficiency of any payment received by it or to present or file any claim or notice or take any action with respect to any Receivable or any other Collateral or the moneys due or to become due thereunder or in connection therewith or to take any steps necessary to preserve any rights against prior parties, and neither the Agent nor any of its agents or designees shall have any liability to Borrower for actions taken pursuant to this
     ARTICLE X, any other provision of this Agreement or any of the Loan Documents, so long as the Agent or such agent or designee shall act reasonably and in good faith.

           1.68.4 Appointment of Receiver. In any action under this ARTICLE X, the Agent shall be entitled to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon such receiver.

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     1.69  Dividends; Redemption. Any dividends or redemption rights under any equity and/or debt outstanding shall cease upon the occurrence of an Event of Default.

     1.70 Performance in Lenders. Should a Borrower fail to perform any covenant, duty or agreement contained herein or any other Loan Documents, Agent, at the request of or with the consent of the Required Lenders, may (but shall be obligated to) perform or attempt to perform such covenant, duty or agreement on behalf of such Borrower. In such event, Borrowers shall, at the request of Agent or Lenders, promptly pay any amount expended by Agent or Lenders in such performance to Agent at Agent's Office, together with interest thereon from the date of expenditure until paid. Notwithstanding the foregoing, it is expressly understood that neither Lenders or Agent assume any liability or responsibility for the performance of any duties of Borrowers hereunder or under any of the Loan Documents or other control over the management and affairs of Borrower.

     1.71 Trademark License. Each Borrower hereby grants to the Agent the nonexclusive right and license to use any trademark then used by such Borrower, for the purposes set forth in SECTION 10.2.2.8 and for the purpose of enabling the Agent to realize on the Collateral and to permit any purchaser of any portion of the Collateral through a foreclosure sale or any other exercise of the Agent's or Lenders' rights and remedies under the Loan Documents to use, sell or otherwise dispose of the Collateral bearing any such trademark. Such right and license is granted free of charge, without the requirement that any monetary payment whatsoever be made to each Borrower or any other Person by the Lender. Each Borrower hereby represents, warrants, covenants and agrees that it presently has, and shall continue to have, the right, without the approval or consent of others, to grant the license set forth in this SECTION 10.6.


                                  ARTICLE XI
                 MERGER WITH INTERNATIONAL TOOL & SUPPLY, PLC

     1.72 Merger with ITS. Lenders acknowledge that Borrowers intend to merge with ITS pursuant to the terms of the Merger Letter Agreement (the "Merger").

           1.72.1 Formation of Aero International, Inc. Upon the formation of Aero International, Inc., subject to the terms and conditions contained in this Agreement, including without limitation SECTION 4.3, Aero International, Inc. shall become an Additional Borrower hereunder.

           1.72.2 ITS Subsidiaries. Upon the completion of the Merger, subject to the terms and conditions contained in this Agreement, including without limitation SECTION 4.3, all Wholly-Owned Subsidiaries of Aero International, Inc. shall become Additional Borrowers under this Agreement.

           1.72.3  Definitive Agreement. Borrower shall give Agent at least five
     (5) days advance notice of the proposed date of execution of the Definitive Agreement, as defined in

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     the Merger Letter Agreement, together with the last draft of the Definitive
     Agreement. Agent shall have five (5) days from the receipt of the Definitive Agreement (i) to provide Borrowers with Agent's comments to such Agreement; and, (ii) to propose modification if the Definitive Agreement differs from the overall transactions described in the Merger Letter Agreement. If the Definitive Agreement differs substantially from the terms of the Merger Letter Agreement, the Merger shall require the Required Lenders' prior written approval.

           1.72.4 Updated Borrowing Base Certificate. Borrowers shall provide twenty (20) days prior to closing of the Merger transaction a proposed Borrowing Base Certificate taking into account the transaction contemplated by the Merger Letter Agreement.

     1.73 Obligations. Lenders and Agent shall upon consummation of the Merger be obligated to do the following in addition to any other obligations under this Agreement, including without limitation, SECTION 4.3:

           1.73.1  Obligations of Borrowers.

                   1.73.1.1 Thirty (30) days prior to the consummation of the Merger, Borrowers shall provide Agent with a pro forma Consolidated and consolidating balance sheet of Aero International, Inc. and its Consolidated Subsidiaries as of a date on or about the effectiveness of such merger and giving effect thereto, together with (i) audited balance sheet of ITS for the last three (3) years; (ii) projected financial statements for the next three (3) years giving effect to the merger; and (iii) a revision of the annual budget required under
           SECTION 8.1.3 hereof as may be necessary to reflect to consummation of such merger. Such financial statements shall be acceptable to Majority Lenders in their sole and absolute discretion.

                   1.73.1.2 Simultaneous with the Merger, Aero International, Inc. and its Wholly-Owned Subsidiaries (giving effect to the merger) shall grant to Agent for the ratable benefit of Lenders a first priority Lien on all of such Additional Borrowers Inventory and Receivables. The definition of Aero herein shall then mean Aero International, Inc.

                   1.73.1.3 Borrowers shall pay all Debts of Aero International, Inc. and its Wholly-Owned Subsidiaries (giving effect to the Merger).

                   1.73.1.4 On the date of the closing of the transactions contemplated by the Merger Letter Agreement, Borrowers shall provide Agent with a Borrowing Base Certificate giving effect to such Merger.

           1.73.2 Obligations of Lenders. Provided, that an Event of Default has not occurred:

                   1.73.2.1 And provided, that there is sufficient Revolving Credit

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           Availability, Lenders shall make a Revolving Credit Advance in order for Borrowers to fill their obligations under SECTION 11.2.1.3.

                   1.73.2.2 Within sixty (60) days of the completion of the Merger contemplated by the Merger Letter Agreement, Agent shall release its Liens on the Equipment and the Real Estate.

     1.74 Termination of Certain Availability. Upon the consummation of the Merger contemplated by the Merger Letter Agreement, all Fixed Asset Availability and Credit CAPEX Availability shall cease, and Borrowers shall have no further right to any Fixed Asset Advances or CAPEX Credit Advances. Upon consummation of the Merger and giving effect to the Merger, should the outstanding Advances exceed the Revolving Credit Availability, Borrowers agree to reduce immediately the outstanding Advances to the Revolving Credit Availability.

     1.75 Debt and Equity Offerings. Aero intends to issue $75,000,000 worth of Subordinated Debt in connection with the Merger. Any offering of debt or equity by Aero or its Wholly-Owned Subsidiaries shall be subject to the prior approval of the Majority Lenders and subject to documentation acceptable to Agent and its counsel.


                                  ARTICLE XII
                                     AGENT

     1.76 Appointment. Each future Lender, by accepting a participation interest and any other Lender hereby irrevocably designate and appoint National Canada Finance Corp. as Agent of such Bank (such term to include for purposes of this SECTION 12.1, National Canada Finance Corp. acting as Collateral Agent) to act as specified herein and in the other Loan Documents, and each such Lender hereby irrevocably authorizes National Canada Finance Corp. as the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such upon the express conditions contained in SECTION 12.1. Notwithstanding any provision to the contrary elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein or in the other functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or otherwise exist against the Lenders' Agent. The provisions of this SECTION 12.1 are solely for the benefit of the Agent and the Lenders, and Borrowers shall not have any rights as a third party beneficiary of any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and the Agent does not assume and shall not be deemed to have assumed any obligation or relationship of agency or trust with or for Aero or any of its Subsidiaries.


     1.77 Consultation with Counsel. Lenders agree that Agent may consult with legal counsel

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selected by it and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

     1.78 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents or attorneys-in-fact and shall be entitled to advise of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care except to the extent otherwise required by SECTION 12.4.

     1.79 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by Borrowers or any of their respective officers contained in this Agreement or the other Loan Documents, any other Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for any failure of Borrowers or any of their respective officers to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or the other Loan Documents, or to inspect the properties, books or records of Borrowers. The Agent shall not be responsible to any Lender for the effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement or any other Loan Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statement or in any financial or other statements, instruments, reports, certificates or any other documents in connection herewith or therewith furnished or made by the Agent to the Lenders or by or on behalf of a Borrower to the Agent or any Lender or be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained herein or therein or as to the use of the proceeds of the Advances or Letters of Credit or of the existence or possible existence of any Default or Event of Default.

     1.80 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, facsimile, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advise and statements of legal counsel (including, without limitation, counsel to Borrowers), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting,

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under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders.

     1.81 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has actually received notice from a Lender, or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks; provided, that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

     1.82 Non-Reliance on Agent, and other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Agent hereinafter taken, including any review of the affairs of Borrowers, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, assets, operations, property, financial and other condition, prospects and creditworthiness of Borrowers. The Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, assets, property, financial and other condition, prospects or creditworthiness of Borrowers which may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

     1.83 Indemnification. The Lenders agree to indemnify the Agent in its capacity as such ratably according to their respective Percentages from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgements, suits, costs, reasonable expenses, attorneys' fees or disbursements of any kind whatsoever which may at any time (including without limitation the Secured Obligations) be imposed on, incurred by or asserted against the Agent in its capacity as such in any way relating to or arising out of this Agreement or any other Loan Documents, or any documents contemplated by or referred to herein or the transactions contemplated hereby or any action taken or omitted to be taken by the Agent under or in connection with any of the foregoing, but only to the extent any of the foregoing is not paid by Borrowers; PROVIDED, THAT, no Lender shall be liable to the Agent for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgment, suits, costs, expenses or disbursements resulting solely from the gross negligence or willful misconduct of the Agent. To the extent any Lender would be required to indemnify the Agent pursuant to the immediately preceding sentence but for the fact that it is a

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Defaulting Lender, such Defaulting Lender shall not be entitled to receive any portion of any payment or other distribution hereunder until each other Lender shall have been reimbursed for the excess, if any, of the aggregate amount paid by such Lender under this SECTION 12.8 over the aggregate amount such Lender would have been obligated to pay had such first Lender not been a Defaulting Lender. If any indemnity furnished to the Agent for any purposes shall, in the opinion of the Agent be insufficient or become impaired, the Agent may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished. The agreements in this
SECTION 12.8 shall survive the payment of all Secured Obligations.

     1.84 Agent in its Individual Capacity. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers as though the Agent were not the Agent hereunder. With respect to the Advances made by it and all Secured Obligations owing to it, the Agent shall have the same rights and powers under this Agreement as any Lender and may exercise the same as though it were not the Agent and the terms "Lender" and "Lenders" shall include the Agent in its individual capacity.

     1.85 Resignation of the Agent; Successor Agent. The Agent may resign as the Agent upon twenty (20) days' notice to the Lenders. Upon the resignation of the Agent, the Required Lenders shall appoint from among the Lenders a successor Agent, which is a bank or a trust company, for the Lenders subject to prior approval by the Borrowers in its discretion, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall include such successor agent effective upon its appointment, and the resigning Agent's rights, powers and duties as the Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of the Agent hereunder, the provisions of this SECTION 12.2 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

     1.86 Certain Action Requiring Consent of Majority Banks. Notwithstanding anything to the contrary, Agent shall not without the consent of the Majority
Lenders: (a) increase the Commitment of any Lender; (b) change the repayment schedule, waive any payments, change the maturity dates or change the rates of interest per annum payable to the Lenders from the rates currently allowed to be selected by Borrowers hereunder; (c) change the definitions of Required Lenders or Majority Lenders; (d) discharge any Secured Obligations under this Agreement or the Loan Documents; (e) release any Collateral; (f) increase the Percentage of any Lender; (g) increase the Total Credit Facility; (h) release any Borrower or guarantor of the Secured Obligations; or (i) amend the provisions of this
SECTION 12.11.

     1.87 Benefit of Article XII. The agreements contained in this ARTICLE XII are solely for the benefit of Agent and Lenders, and are not for the benefit of, or to be relied upon by Borrower, or any other Person.

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                                 ARTICLE XIII
                                 MISCELLANEOUS

     1.88  Notices.

           1.88.1 Method of Communication. Except as specifically provided in this Agreement or in any of the Loan Documents, all notices and the communications hereunder and thereunder shall be in writing or by telephone subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by overnight courier service, by certified or registered mail, postage pre-paid, or by facsimile transmission and shall be deemed received, in the case of personal delivery, when delivered, in the case of overnight courier service, on the next Business Day after delivery to such service, in the case of mailing, on the third day after mailing (or, if such day is a day on which deliveries of mail are not made, on the next succeeding day on which deliveries of mail are made) and, in the case of facsimile transmission, upon transmittal by confirmed transmission; PROVIDED, THAT in the case of notices to the Agent, the Agent shall be charged with knowledge of the contents thereof only when such notice is actually received by the Agent. A telephonic notice to the Agent as understood by the Agent will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

           1.88.2 Addresses for Notices. Notices to any party shall be sent to it at the following addresses, (or, effective 10 days after the giving of notice thereof, any other address of which all the other parties are notified in writing).



If to a Borrower:        Aero International, L.L.C.
                         300 St. Francis Street
                         Mobile, Alabama 36602
                         Attention: McGowin I. Patrick, Jr.
                         Facsimile: (334) 432-2778


With a copy to:          Adams & Reese, L.L.P.
                         4500 One St. Louis Centre
                         Mobile, Alabama 36602
                         Attention: Victor H. Lott, Jr. Esq.
                         Facsimile: (334) 438-7733


If to the Agent:         National Bank of Canada
                         Atlanta Branch
                         200 Galleria Parkway, Suite 800
                         Atlanta, Georgia 30339
                         Attention: William L. Benning, Vice President
                         Facsimile: (770) 980-9531

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                         National Bank of Canada
                         125 W. 55th Street
                         New York, New York 10019
                         Attention: Thomas M. Doss, V.P., Senior Credit Officer
                         Facsimile: (212) 632-8564


With a copy to:          McGlinchey Stafford
                         9th Floor, One American Place
                         Baton Rouge, Louisiana 70825
                         Attention: R. Marshall Grodner, Esq.
                         Facsimile: (504) 343-3076

If to a Lender:          At the address listed on SCHEDULE 1


           1.88.3 Agent's Office. The Agent hereby designates its office located at National Bank of Canada, Atlanta Branch, 200 Galleria Parkway, Suite 800, Atlanta, Georgia 30339, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers, as the office to which payments due are to be made and at which Advances will be disbursed.

     1.89 Expenses. The Borrowers agree to pay or reimburse on demand all costs and expenses incurred by the Agent, Lenders and Letter of Credit Bank, including, without limitation, the reasonable fees and disbursements of counsel, in connection with (a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation, (i) the out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents, (ii) the costs and expenses of appraisals of the Collateral, (iii) the costs and expenses of lien searches, and (iv) taxes, fees and other charges of filing the Financing Statements and continuations and the costs and expenses of taking other actions to perfect, protect, and continue the Security Interest; (b) the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Agent or Lenders relating to this Agreement or any of the Loan Documents; (c) sums paid or obligations incurred in connection with the payment of any amount or taking any action required of a Borrower under the Loan Documents that such Borrower fails to pay or take; (d) costs of inspections and verifications of the Collateral, including, without limitation, standard per diem fees, charged by the Agent or Lenders, travel, lodging, and meals for inspections of the Collateral and the Borrowers operations and books and records by the Agent's agents up to four times per year and whenever an Event of Default exists; (e) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Controlled Disbursement Account; (f) after the occurrence of a Default, costs and expenses of preserving and protecting the Collateral; (g) after the occurrence of

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a Default, consulting with and obtaining opinions and appraisals from one or more Persons, including personal property appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or related to the nature, scope or value of any right or remedy of the Agent or the Lenders hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons; and (h) costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interest, sell or otherwise realize upon the Collateral and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Lender.

     The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. The Borrowers hereby authorize the Agent, upon ten (10) days' notice by the Agent to the Borrowers, to debit the Borrowers' loan accounts (by increasing the principal amount of the Revolving Loans) in the amount of any such costs and expenses owed by the Borrowers when due.

     1.90 Stamp and Other Taxes. The Borrowers will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Agent and the Lenders against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder.

     1.91 Setoff. In addition to any rights now or hereafter granted under applicable law, and not by way of limitation of any such rights, upon and after the occurrence of any Default or Event of Default, the Agent, Lenders, any Affiliate of the Lenders and any participant with the Lenders in the Loans are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Lender, any Affiliate of the Lender or any participant to or for the credit or the account of Borrowers against and on account of the Secured Obligations irrespective or whether or not (a) the Agent shall have made any demand under this Agreement or any of the Loan Documents, or (b) the Agent shall have declared any or all of the Secured Obligations to be due and payable as permitted by SECTION 11.2 and although such Secured Obligations shall be contingent or unmatured.

     1.92 Litigation. EACH OF THE LENDER AND EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN

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ACTION MAY BE COMMENCED BY OR AGAINST SUCH BORROWER OR THE LENDER ARISING OUT OF
THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN A BORROWER AND THE LENDER OF ANY KIND OR NATURE. EACH BORROWER AND THE LENDER HEREBY AGREE THAT THE FEDERAL COURT OF THE EASTERN DISTRICT OF LOUISIANA OR, AT THE OPTION OF THE LENDER, ANY COURT IN WHICH THE LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY AND WHICH SITS IN A JURISDICTION IN WHICH SUCH BORROWER TRANSACTS BUSINESS SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN SUCH BORROWER AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. EACH BORROWER EXPRESSLY SUBMITS
AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AND ITS COUNSEL AT THE RESPECTIVE ADDRESSES SET FORTH IN SECTION 13.1.2, WHICH SERVICE SHALL BE DEEMED MADE UPON RECEIPT THEREOF. THE NON-EXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN
ANY APPROPRIATE JURISDICTION.

     1.93 Waiver of Rights. EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ALL RIGHTS WHICH SUCH BORROWER HAS UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE LENDER, ITS SUCCESSORS AND ASSIGNS TO POSSESSION OF THE COLLATERAL UPON DEFAULT OR EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH THE LENDER MAY HAVE, EACH BORROWER CONSENTS THAT, IF THE LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN

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

ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW, WITHOUT THE NECESSITY OF AN ACCOMPANYING BOND AS OTHERWISE REQUIRED BY SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THIS WAIVER AND THE EFFECT HEREOF.

     1.94 Reversal of Payments. To the extent a Borrower makes a payment or payments to the Agent or the Agent receives any payment or proceeds of the Collateral for such Borrower's benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, the Agent shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Secured Obligations, and, to the extent of such payment or proceeds received, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by the Agent.

     1.95 Injunctive Relief. Each Borrower recognizes that, in the event a Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Lenders; therefore, such Borrower agrees that the Agent, at the Agent's option, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     1.96 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by a Borrower to determine whether it is in compliance with any covenant contained herein, shall, unless there is an express written direction or consent by the Agent to the contrary, be performed in accordance with GAAP.

     1.97 Assignment; Participation. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their respective rights under this Agreement. The Lenders may assign to one or more Persons, or sell participations to one or more Persons in, all or a portion of its rights and obligations hereunder and under the Note and, in connection with any such assignment or sale of a participation, may assign its rights and obligations under the Security Documents. The Lenders may, in connection with any assignment or proposed assignment or sale or proposed sale of a participation, disclose to the assignee or proposed assignee or participant or proposed participant any information relating to a Borrower furnished to the Lenders by or on behalf of such Borrower, PROVIDED, THAT, prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or the Lenders (which in the case of an agreement with only the Lenders, the Borrowers shall be recognized as third party beneficiaries thereof) to preserve the confidentiality of any confidential information relating to the

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Borrowers received from the Lenders. Any assignment or sale of participation interests by a Lender shall require the prior written approval of the Required Lenders.

     1.98 Amendments. Any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived and any departure therefrom may be consented to if, but only if, such amendment, waiver or consent is in writing signed by the Agent at the direction of the Required Lenders and, in the case of an amendment, by the Borrowers. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. Any request for a waiver or consent by Agent hereunder shall be made by Borrowers in writing together with a minimum payment to Agent of $2,500.00 in addition to any fees due under SECTION 13.2 or otherwise. The election of whether or not to waive or consent to any matter shall be in Required Lenders' or Agent's sole discretion.

     1.99 Performance of Borrowers' Duties. The Borrowers' obligations under this Agreement and each of the Loan Documents shall be performed by the Borrowers at their sole cost and expense. If a Borrower shall fail to do any act or thing which it has covenanted to do under this Agreement or any of the Loan Documents, the Agent may (but shall not be obligated to), upon ten (10) days' notice by the Agent to the applicable Borrower, do the same or cause it to be done either in the name of the Agent or in the name and on behalf of such Borrower, and such Borrower hereby irrevocably authorizes the Agent so to act.

     1.100 Indemnification. Each Borrower agrees to reimburse the Lenders for all reasonable costs and expenses, including counsel fees and disbursements, incurred and to indemnify and hold the Lender harmless from and against all losses suffered by the Agent or Lenders, other than losses resulting from the Agent's or Lender's gross negligence or willful misconduct, in connection with
(a) the exercise by the Agent or Lenders of any right or remedy granted to it under this Agreement or any of the Loan Documents, (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents, except in the case of a dispute between such Borrower and the Agent and/or Lenders in which such Borrower prevails in a final unappealed or unappealable judgment, and (c) the collection or enforcement of the Secured Obligations or any of them.

     1.101 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Agent, Lender and any Persons designated by the Agent or Lenders pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied or the Facilities have not been terminated.

     1.102 Survival. Notwithstanding any termination of this Agreement, (a) until all Secured Obligations have been paid in full and the Facilities terminated, the Agent shall retain its Security Interest and shall retain all rights under this Agreement and each of the Security Documents with

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

respect to the Collateral as fully as though this Agreement had not been terminated, and (b) the indemnities to which the Lender is entitled under the provisions of this ARTICLE XIII and any other provision of this Agreement and the other Loan Documents shall continue in full force and effect and shall protect the Agent or Lenders against events arising after such termination as well as before.

     1.103 Severability of Provisions. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     1.104 Governing Law. This Agreement and the Note shall be construed in accordance with and governed by the law of the State of Louisiana without giving effect to those provisions of Louisiana law that may require another law to apply.

     1.105 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

     1.106 Reproduction of Documents. This Agreement, each of the Loan Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Agent, and (c) financial statements, certificates and other information previously or hereafter furnished to the Agent, may be reproduced by the Agent by any photographic, photostatic, microcard, microfilm, miniature photographic or other similar process, and the Agent may destroy any original document so reproduced. Each party hereto stipulates that, to the extent permitted by applicable laws any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by such Agent in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.


                                  ARTICLE XIV
                                  NAME CHANGE

     The parties hereto acknowledge that Aero and American Aero intend to change their names to Aero Holdings, L.L.C. and Aero International, L.L.C., respectively. Upon any name change, the definition of Aero herein shall mean and include the entity under its new name and the definition of American Aero shall mean and include the entity under its new name. Borrowers, upon any name change, shall execute any and all documents deemed necessary by Agent to assure Borrowers' compliance with the terms and conditions of this Agreement or the Loan Documents.

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

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized members in several counterparts all as of the day and year first written above.


WITNESSES:                             BORROWERS:


________________________________       AERO INTERNATIONAL, L.L.C., A LOUISIANA
                                       LIMITED LIABILITY COMPANY



                                       By: /s/McGowin I. Patrick, Jr.
________________________________           _______________________________
                                           Name:  McGowin I. Patrick, Jr.
                                           Title: President



WITNESS:                               AMERICAN AERO CRANES, L.L.C., A
                                       LOUISIANA LIMITED LIABILITY COMPANY

________________________________

                                       By: /s/ W. Steven McKenzie
                                           _______________________________
                                           Name:  W. Steven McKenzie
                                           Title: President

WITNESS:                               AGENT:



________________________________       NATIONAL CANADA FINANCE CORP., A DELAWARE
                                       CORPORATION



                                       By: /s/
________________________________           _______________________________
                                           Name:
                                           Title:



WITNESS:                               LENDERS:



________________________________       NATIONAL CANADA FINANCE CORP., A DELAWARE
                                       CORPORATION


                                       By: /s/
________________________________           _______________________________
                                           Name:
                                           Title:
                                           Date:

                               LIST OF EXHIBITS

Exhibit 1.1.6     Additional Borrower Certificate
Exhibit 1.1.16    ASI Account Letter
Exhibit 1.1.20    Borrowing Base Certificate
Exhibit 1.1.39    Deed of Trust
Exhibit 1.1.96    Merger Letter Agreement
Exhibit 1.1.97    Mortgage
Exhibit 1.1.102   Note
Exhibit 1.1.115   Pledge Agreement
Exhibit 1.1.137   Security Agreement
Exhibit 2.2.5.1   Notice of Borrowing
Exhibit 4.1.12    Form CFO Certificate
Exhibit 8.3       Form Officer's Certificate

                               LIST OF SCHEDULES

Schedule 1        Lenders
Schedule 4.1.2    Mobile Pulley Assets
Schedule 4.1.3    Preferred Offering
Schedule 5.1.1    Qualification in Foreign Jurisdiction
Schedule 5.1.2    Equity Interests/Subsidiaries
Schedule 5.1.5    Statement of Principal Business
Schedule 5.1.6    Violations of Laws/Governmental Approvals
Schedule 5.1.7    Exceptions to Title
Schedule 5.1.8    Liens
Schedule 5.1.9    Debt and Guaranties
Schedule 5.1.10   Litigation
Schedule 5.1.11   Tax Returns
Schedule 5.1.15   Benefit Plans
Schedule 5.1.20   Chief Executive Office
Schedule 5.1.22   Address of Real Estate
Schedule 5.1.23   Trade Names
Schedule 5.1.26   Labor Agreements
Schedule 5.1.27   Intellectual Property
Schedule 5.1.28   Bank Accounts
Schedule 6.4      Invoice Names
Schedule 9.2      Debt
Schedule 9.3      Guaranties
Schedule 9.6      Restricted Payments
Schedule 9.7      Merger
Schedule 9.11     Real Estate Leases

                                  SCHEDULE I


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  Lender's Name and Address                        Commitment
------------------------------------------------------------------------------

National Canada Finance Corp.                      $25,000,000
Atlanta Branch
200 Galleria Parkway, Suite 800
Atlanta, Georgia 30339
Attention: William L. Benning, Vice President
Facsimile: (770) 980-9531
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Citizens Business Credit, a division of            $15,000,000
Citizens Leasing Corporation
Citizens Bank Building
28 State Street
Boston, MA 02109
Attention: Daniel J. Landers, President
Facsimile: (617) 725-5827
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